UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------

                                   FORM N-CSR

                                    --------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-06400

                         THE ADVISORS' INNER CIRCLE FUND
               (Exact name of registrant as specified in charter)

                                    --------


                               101 Federal Street
                                Boston, MA 02110
               (Address of principal executive offices) (Zip code)

                                 SEI Corporation
                            One Freedom Valley Drive
                                 Oaks, PA 19456
                     (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (877) 446-3863

                     DATE OF FISCAL YEAR END: APRIL 30, 2008

                    DATE OF REPORTING PERIOD: APRIL 30, 2008

ITEM 1.    REPORTS TO STOCKHOLDERS.


                            CAMBIAR OPPORTUNITY FUND
                        CAMBIAR INTERNATIONAL EQUITY FUND
                            CAMBIAR CONQUISTADOR FUND
                          CAMBIAR AGGRESSIVE VALUE FUND
                          Annual Report April 30, 2008
                         The Advisors' Inner Circle Fund

                            [CAMBIAR INVESTORS LOGO]

                                                         MANAGER FOR ALL SEASONS

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THE ADVISORS' INNER CIRCLE FUND                                   CAMBIAR FUNDS
                                                                  APRIL 30, 2008

                                TABLE OF CONTENTS

Shareholders' Letter .....................................................    1

Schedules of Investments .................................................   19

Statements of Assets and Liabilities .....................................   34

Statements of Operations .................................................   36

Statements of Changes in Net Assets ......................................   38

Financial Highlights .....................................................   42

Notes to Financial Statements ............................................   47

Report of Independent Registered Public Accounting Firm ..................   58

Trustees and Officers of The Advisors' Inner Circle Fund .................   60

Disclosure of Fund Expenses ..............................................   68

Notice to Shareholders ...................................................   70

The Funds file their complete schedules of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after period end. The Funds' Forms N-Q are available on the Commission's website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-777-8227; and (ii) on the Commission's website at http://www.sec.gov.

THE ADVISORS' INNER CIRCLE FUND                                          CAMBIAR
                                                                         FUNDS

                                                          CAMBIAR INVESTORS, LLC
                                                              SHAREHOLDER LETTER
                                                                  APRIL 30, 2008

Dear Shareholders:

Investment returns for the year ended April 30th, 2008 were broadly negative on a global basis. A selloff that began in the summer of 2007, primarily in financial shares and various consumer-facing businesses, gathered force in the opening days of 2008, leading to significant declines in most world equity indexes.

For investors in the Cambiar Funds, 2007 was not one of our better years. 2007 marked the first year in which the results of our largest fund, the Cambiar Opportunity Fund, were worse than that of the overall market. The S&P 500 managed a 5.5% gain, though various broader market indexes and value indexes registered moderate losses. Among our Funds, the Cambiar Opportunity Fund lost 1.8%, the smaller cap focused Cambiar Conquistador Fund lost 3.9%. On a positive note, the Cambiar International Fund delivered an impressive gain of 19.7%, vs. 11.2% for the MSCI EAFE Index. The newly chartered Cambiar Aggressive Value Fund commenced operations August 31, 2007 and was not available for a full year comparison, but at least registered a 1.7% gain in the partial calendar year and a 7.8% gain by the fiscal year end, April 30, 2008.

In the first four months of 2008, the situation has turned around noticeably, with all our funds performing a good deal better than their respective benchmark indexes. This is occurring within the context of an unusually turbulent financial climate, hence one should reserve judgment until much later in the year. That said, we made some critical changes in our thinking about the key issues that are dominating the markets, such as the challenges in the financial sector, and the magnitude of opportunities in the energy sector. Getting these bigger picture views right will be critical to returns on a longer-term basis. So far, on balance it looks like we have the right view of these big issues.

SOME INTROSPECTION -- In past shareholder letters, we have not delved deeply into a performance discussion, save for some rather generic market comments. The performance of a mutual fund is akin to the score of a sports game -- it is what it is -- and in that sense does not necessitate further explanation. But the shifting sands of the market landscape -- from credit turmoil to colossal commodities performance to the housing sector collapse to growth in Asia -- has roiled the performance of quite a few well known investment managers of many stripes, value managers in particular.

THE ADVISORS' INNER CIRCLE FUND                                          CAMBIAR
                                                                         FUNDS

In this spirit, what follows is a gentlemanly self-critique, and an assessment of the two most divergent major market sectors, financials and energy.

First, a little background into what it is we try to do. Cambiar's approach to investment management is a relative value approach. We have used this with varying degrees of success throughout a 35 year operating history. The approach entails finding companies whose business prospects we are enamored by, and where there may be identifiable future catalysts that will generate further investor interests, and yet the stock's valuation happens to lie at the low end of various longer-term valuation ranges. When individual stocks get very cheap relative to their history, and trade at or near valuation troughs, it implies some meaningful degree of aggregate skepticism or disinterest regarding the future prospects of the underlying business. But if one has a constructive view of these prospects, rather than shying away from the stock, one should be buying it aggressively. By embedding this degree of financial conservatism into the kinds of situations we commit new capital to, it tends to keep us out of stocks where investor optimism is already rather high; creating meaningful downside risk in the event that things fail to develop as advertised. Conversely, given diminished expectations, if corporate developments are in fact favorable the upside in a stock can be substantial, and therefore one should make rather aggressive capital commitments.

That's how it is supposed to work, at a quasi-academic level. This approach was successful in protecting client capital during the severe market downturn that occurred at the beginning of the decade, as well as generating strong returns for the Funds' investors during the subsequent 2002-2007 bull market. It kept us out of the insanely valued technology and new age business stocks in favor of bland but profitable insurance and consumer product stocks. It pushed us towards various controversial situations in the early phases of the 2002-2007 bull market in tobacco, health care, retail and even some technology stocks, which generated strong results for the Funds' investors.

But there is a clear pitfall to using a relative value approach to screen for attractive investment candidates: future business conditions for our investments cannot be too dissimilar from the past, otherwise relative valuation ranges lose their predictive power. It is these rare "points of business discontinuity" that one needs to be on the lookout for, and make the appropriate adjustments. In other words, though the valuation might be flashing a "buy signal," one can get suckered into some bad investments that look cheap on paper but yet are unlikely to develop positively should one fail to see the larger picture properly. Alternatively, businesses experiencing a

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THE ADVISORS' INNER CIRCLE FUND                                          CAMBIAR
                                                                         FUNDS

massive improvement in their financial prospects may not screen cheaply on certain metrics either, and yet may be poised for large gains that will make today's price look like a bargain.

For the past few decades, most of these points of discontinuity have taken a technological or regulatory form. In 2007, various business/industry discontinuities erupted that had a very macro character to them. The two largest of these paradigm shifts (in terms of the size of the investible universe) are in the credit markets and in the energy sector, where truly monumental discontinuities with the underlying industry and business norms of the last 70 years have shot to the forefront of global stock markets. Frankly, we just had not been witness to discontinuities of this sort before, and wound up with too many financials over the course of 2007 and too little energy.

For what it's worth, as early as January 2007, we were not especially constructive on the valuations for most banks, brokerages and home-mortgage lenders. We held at most a moderate position in various U.S.-based banks and insurance companies. That said, as financial stocks began to fall in the early summer, we were not sufficiently troubled, believing that our holdings' underlying valuations were becoming highly supportive and that our holdings' internal assessments of credit risks were on target. We added a bit to existing positions at first. However, we did not initially grasp the degree to which credit had been systematically mispriced in the U.S. banking and securitized lending system, and how much implicit leverage many financial companies were truly employing (on the back of a mountain of mispriced credit) or exposed to losses through off balance sheet portfolio guarantees. Moreover, the preponderance of financial company managements have proven to be rather blind themselves to the magnitude of balance sheet risk they truly carried -- meaning that our conversations with management teams furthered this sense of misplaced confidence. By early August, we began to reduce significantly the Funds' financial exposure, and liquidated all exposures to credit-sensitive financials by the first week of November. In so doing, we avoided some fairly considerable losses that would otherwise have occurred in the ensuing months, but some damage was done that could not easily be reversed.

The opposite situation has prevailed in the energy sector. For most of the 2004-2007 time period, while we have been constructive on the environment for increased capital spending in the energy sector (leading to substantial positions in a number of oilfield services companies), we were not nearly constructive enough on the underlying commodity. This led to rather insufficient exposure to major integrated oil companies and exploration & production companies over the years, as the increasing

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THE ADVISORS' INNER CIRCLE FUND                                          CAMBIAR
                                                                         FUNDS

value of their in-ground reserves has led to substantial stock market gains. In the early part of the fall, we similarly began to realize that the world is dealing with a much different dynamic in energy than could be explained by the increasingly high cost of developing new reserves. In the midst of the waterfall stock market decline that took place in the first quarter of 2008, we were able to take advantage of a fierce sell-off in energy stocks and have put together a very solid energy-heavy portfolio.

Net, had we cut the financials earlier in 2007 and embraced more hydrocarbon exposure earlier in the year as well, things would have turned out a good deal better. There were of course other errors of omission and commission as there are every year, but these were the largest.

The financial "weather" did not exactly help either. It so happened that 2007 was a year dominated by growth and momentum styles of investing, whose last day in the sun was the 1998-1999 time period. This entailed that even among the better performing sectors, returns that were rather concentrated as investors sought relative islands of perceived safety, secular growth, and ultimately sheer stock price momentum as the probability of economic deterioration increased. Our approach is more of a plodding one, where we generally buy stocks which have fallen out of favor. In the brief time periods when growth/momentum approaches predominate, it is not easy for a plodder to meaningfully outperform if at all, or catch up after falling too far behind. Had the Cambiar Opportunity Fund been in existence for all of 1998 rather than just the second half, it would almost certainly have underperformed the market in that year given this "style" factor alone. Frankly, our plodding approach is better suited to a choppier market; at least so far in 2008, price momentum strategies don't seem to working all that well, which should help us a bit.

Paradigm shifts don't happen often, particularly in industries that are over a century old. If they did, they would not be called "paradigms," but merely cycles. Most investment professionals are well steeped in the concept of cycles and understand how to consider company valuations and fundamentals at varying points in the cycle. But when the paradigm shifts -- when the very nature of a business, how its products are priced, how its customers behave, etc. -- that is no small feat to invest around successfully.

The developments unfolding in the financial sector are, at the very least, an epic downcycle in credit not caused by an economic downcycle, but instead are causing a downcycle. We have not seen this kind of situation since the Great Depression. It may very well usher in a host of new participants and regulations, to the detriment

THE ADVISORS' INNER CIRCLE FUND                                          CAMBIAR
                                                                         FUNDS

of incumbent businesses, and create a credit issuance and regulatory regime much different from what has prevailed for most of the last 70 years. It is impossible to say with much clarity how this will unfold, other than that capital requirements are likely to be much higher, credit losses are similarly likely to remain persistent, and a systemic "de-leveraging" of necessity needs to unfold. This means that aggregate credit must shrink relative to GDP, a development that runs contrary to almost the entirety of the U.S. post-WWII economic history. Conversely, the upsurge in the price of oil may very well fortell a new paradigm where oil prices represent a royalty on global growth and are less determined by the marginal cost of the incremental barrel out of the ground, as has been the case for most of the industry's history.

Ultimately, we think the financial markets are getting these paradigm shifts right, though equity market prices have been slower than fixed income or commodity markets to reflect the true magnitude of the shifts in value.

TOO MUCH CREDIT -- Much ink has been spilled on the financial crisis of 2007-2008. It started in an arcane corner of the market, namely securitized subprime mortgages and similarly structured credit pools of lower-quality loans, and has spread into almost every asset class. We will not add much more ink to the flood here other than to articulate its broad parameters. Credit was, for varying reasons, systematically mispriced for the last 5 to 10 years in our estimation. This led to an excess of lending which recent events and stratospheric losses by lenders are now beginning to reverse. This process will take years, not a few months. It is becoming a consensus that there will be at least $1 trillion in credit losses, primarily in mortgages, but extending into car loans, credit card loans, corporate debt, and so forth. So far estimates of this sort have tended to spiral upwards since the crisis began last summer. If at least half of these losses are concentrated in the banking system, this means that the nation's lending capacity has shrunk by anywhere from $4 trillion to as much as $8 trillion dollars. The typical bank operates with a capital to asset ratio of between 4% and 8%. Taking the midpoint, the negative multiplier of $500 billion in lost capital is >$8 trillion in lost capacity to hold risk assets. Banks, securities firms, government sponsored enterprises and other credit specialists have been and will continue to raise capital at potentially highly dilutive prices because they cannot possibly sell this quantity of loans to maintain regulatory compliance. Net, the loan shrinkage will likely not be as draconian as $8 trillion because of the capital raises, but it is hard to comprehend how it will not become much more restrictive. This means that the nation will lurch quickly from a credit feast to a credit famine and that recessionary conditions may linger well into 2009.

THE ADVISORS' INNER CIRCLE FUND                                          CAMBIAR
                                                                         FUNDS

The Fed was legitimately worried about the possibility of deflation and a credit collapse earlier this decade, and took short-term interest rates well below the rate of inflation for all of 2003-2005. This triggered an enormous expansion in credit to consumers and businesses, and created what appears to be a clear bubble in the aggregate profitability level of the financial sector. Though the economy has changed dramatically in its composition as compared to the 1950s and 1960s (when credit cards were not widely used, for example), it is hard not to conclude that credit-based activity got way out of line in the last 7-10 years.

[LINE GRAPH OMITTED]
Plot Points are as follows

FINANCIAL PROFITS % GDP
9/1/52       1.33%
12/5/52      1.28
3/10/53      1.25
6/13/53      1.28
9/16/53      1.33
12/20/53     1.36
3/25/54      1.38
6/28/54      1.37
10/1/54      1.34
12/25/54     1.33
3/20/55      1.32
6/13/55      1.32
9/6/55       1.31
11/30/55     1.31
2/23/56      1.31
5/18/56      1.32
8/11/56      1.32
11/1/56      1.33
2/4/57        1.3
5/10/57      1.28
8/13/57      1.32
11/16/57     1.34
2/19/58      1.35
5/25/58      1.37
8/28/58      1.39
1/2/59       1.33
3/30/59      1.37
6/25/59       1.4
9/20/59      1.45
12/16/59      1.5
3/12/60      1.55
6/7/60       1.53
9/2/60       1.56
11/28/60     1.57
2/2/61       1.55
5/8/61       1.56
8/11/61      1.53
11/14/61     1.48
2/17/62      1.46
5/23/62      1.43
8/26/62      1.41
11/29/62     1.41
3/2/63        1.4
5/28/63      1.38
8/23/63      1.37
11/18/63      1.4
2/13/64      1.34
5/10/64      1.34
8/5/64       1.33
10/31/64     1.32
1/26/65      1.31
4/2/65        1.3
7/6/65       1.34
10/9/65      1.36
1/12/66      1.38
4/17/66      1.41
7/21/66      1.43
10/24/66     1.42
1/27/67      1.41
5/2/67       1.39
7/28/67      1.41
10/23/67     1.43
1/18/68      1.45
4/14/68      1.48
7/10/68      1.45
10/5/68      1.48
12/31/68     1.47
3/28/69      1.46
6/2/69       1.45
9/5/69       1.46
12/9/69      1.48
3/14/70      1.48
6/17/70      1.57
9/20/70       1.6
12/24/70     1.52
3/29/71      1.51
7/2/71        1.6
9/27/71      1.59
12/23/71     1.58
3/19/72      1.57
6/14/72      1.55
9/9/72       1.52
12/5/72      1.53
3/2/73       1.52
5/28/73      1.51
8/2/73        1.5
11/5/73      1.48
2/8/74       1.43
5/14/74      1.38
8/17/74       1.4
11/20/74     1.42
2/23/75      1.35
5/29/75       1.3
9/2/75       1.25
11/28/75     1.28
2/23/76      1.35
5/20/76      1.36
8/15/76      1.41
11/10/76     1.46
2/5/77       1.52
5/3/77       1.55
7/29/77      1.58
10/2/77       1.6
1/5/78       1.63
4/10/78      1.68
7/14/78      1.71
10/17/78     1.75
1/20/79      1.65
4/25/79      1.55
7/29/79      1.45
11/2/79      1.38
1/31/80      1.28
4/30/80      1.18
7/29/80       1.1
10/27/80      1.2
1/25/81       1.1
4/25/81      1.05
7/24/81      0.95
10/22/81     0.85
1/3/82       0.75
4/3/82       0.65
7/2/82       0.75
9/30/82      0.85
12/29/82      0.9
3/29/83         1
6/27/83      1.05
9/25/83      1.08
12/24/83     1.03
2/3/84        0.9
5/9/84        0.8
8/13/84       0.7
11/17/84     0.85
2/21/85         1
5/28/85       1.1
9/1/85       1.08
12/6/85      1.25
3/3/86        1.3
6/6/86       1.31
9/9/86       1.28
12/13/86     1.24
3/18/87      1.28
6/21/87      1.23
9/24/87       1.2
12/28/87      1.3
4/3/88        1.4
6/29/88      1.45
9/24/88      1.38
12/20/88     1.46
3/17/89       1.4
6/12/89       1.3
9/7/89       1.35
12/3/89       1.4
2/28/90      1.45
5/3/90       1.52
8/7/90       1.45
11/11/90      1.6
2/15/91      1.75
5/22/91       1.9
8/26/91      1.85
11/30/91     2.25
3/5/92       2.15
6/3/92          2
8/29/92      1.25
11/24/92      1.5
2/19/93       1.8
5/17/93       1.7
8/12/93       1.9
11/7/93       1.7
2/2/94       1.95
4/30/94       1.2
7/3/94        1.6
10/6/94       1.6
1/9/95          2
4/14/95      2.25
7/18/95         2
10/21/95      2.2
1/24/96      1.85
4/28/96       1.9
8/3/96          2
11/1/96       2.1
1/30/97      2.15
4/30/97      2.16
7/29/97      2.14
10/27/97     2.16
1/25/98         2
4/25/98       1.9
7/24/98      1.85
9/3/98        1.8
12/7/98       1.8
3/12/99       1.9
6/15/99         2
9/18/99      2.05
12/22/99     1.95
3/26/00      2.25     This looks like a Bubble
6/29/00       1.9
10/3/00         2
12/29/00      2.2
3/26/01       2.4
6/21/01       2.3
9/16/01       2.6
12/12/01      2.8
3/9/02       2.95
6/4/02        2.8
8/30/02      2.75
11/3/02      2.75
2/1/03          3
5/2/03       3.05
7/31/03       3.1
10/29/03      3.1
1/27/04      3.15
4/26/04         3
7/25/04       2.5
10/23/04        3
1/4/05        3.7
4/10/05         3
7/15/05      2.75
10/19/05        3
1/23/06       3.8
4/29/06       3.6
8/3/06       3.65
11/7/06       3.5
2/4/07        3.4
5/5/07        3.6
8/3/07        3.8
11/1/07      3.65
2/29/08       3.5

The big expansion in credit, particularly consumer credit, was underway well before the negative real interest rates earlier this decade. Adjusted for inflation, consumer debt -- including mortgages -- rose an average 7.5% per year from 1997 to 2007, far faster than the 4.2% rate of the previous 10 years. The last time debt rose so fast was the 1960s, as the postwar generation bought homes and autos. If Americans had kept borrowing at their pre-1997 pace, they would have had about $3 trillion less in debt. The extra debt also represents a formidable obstacle for banks and other financial institutions that might want to lend more to consumers -- consumers probably need to de-leverage at this point. Over the last 30 years, aggregate credit growth was

THE ADVISORS' INNER CIRCLE FUND                                          CAMBIAR
                                                                         FUNDS

approximately 9.1% per annum versus nominal GDP growth of 6.0% -- meaning that credit growth has outstripped economic growth by over 50% for nearly a generation!

The cumulative effect is that consumers and businesses owe too much money to various parties and repayment of these aggregate debts on time and on the original loan terms is questionable. As the financial system has recognized this reality and "marked to market" securitized loan portfolios, the implied capital losses by banks have been extraordinary, leading to terrible stock market losses for the sector. Moreover, this same securitized loan market appears, to our eye, to be irreparably damaged by the degree to which it fostered a systematic mispricing of credit risk. With future securitization volumes likely a fraction of former levels, banks must fall back on their old business model, which is a good deal less capital efficient than what has been the case for the recent history. On top of this, regulations that have the effect of increasing tangible capital requirements are a near certainty in our view. This triple whammy of asset quality deterioration, business model deterioration, and regulatory regime shift is uniformly bad for financials, and is the primary reason that we have elected to hold no banking or brokerage stocks in our portfolios -- despite the beating they have taken, the earnings power of most banks is probably a good deal lower than their earnings were in recent years.

THE PEAKING OF GLOBAL OIL SUPPLIES -- Ask yourself this question: how can the U.S., as the world's largest economy and consumer of 23% of the world's daily production of oil be nearing recession, yet oil prices average $97 per barrel in the first quarter of 2008 and are now pushing $130 per barrel? How can this be? Is it speculation? It is hard to argue that speculators alone could push oil prices up five-fold since 2002. Instead, we think there are larger factors at work, with the crux of the answers to the posed questions that the world's daily production of crude oil is simply not growing to meet demand that continues to push upward globally. Millions of new customers are added each month in emerging markets, each incrementally sipping at the world's thinning reserves, with little potential to curtail their consumption as it is occurring off a low base. Such non-Organization for Economic Cooperation and Development ("OECD") based petroleum demand growth appears inexorable barring a total economic collapse in East Asia and among oil exporting nations. In other words, the oil price and supply/demand equations are no longer weighted as heavily toward American driving habits and the broader U.S. economy. And as this is happening the supply of oil is not advancing materially due to a host of geological and political factors. Some would go so far as to say that global oil supply has "peaked" and will inexorably fall, others would more conservatively conclude that supply growth will be limited but may be somewhat positive given renewed efforts. Whether the world

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THE ADVISORS' INNER CIRCLE FUND                                          CAMBIAR
                                                                         FUNDS

truly has fundamentally exhausted its production growth, i.e. Peak Oil, or simply has little capacity to grow supply, is an open debate. In either case, we think many energy stocks fail to fully price in both current and expected future oil and natural gas realities. Our exposure is substantial and we expect it to remain so for the future.

It is easy to be seduced by the claim that this is speculative if one does not look more closely at the details behind global supply. These details tell a disturbing story. In 2007, the world produced and consumed about 86 million barrels per day ("mbpd") of oil and natural gas liquid ("NGL") equivalents (78 mbpd oil, 8 mbpd of NGL's). The USA accounts for about 20 mbpd of that demand, and all industrialized OECD countries demand about 42 mbpd. Most of that oil is used for transportation, where despite much hoopla about alternative forms of energy, electric cars, and so forth, there are to date no functional equivalents for gasoline, jet fuel, and diesel fuel. If one strips out the production of NGL condensates, there has been very little (if any) net increase in global production since 2004, in spite of the high prices and exploding emerging market demand. Over the next three years the view is remarkably similar to the past three years -- based on known projects and known decline curves for aged oilfields, production may reach 79 mbpd of oil and perhaps another incremental 1 mbpd of NGL's. This is totally incompatible with growing emerging market demand. Whereas in the 2000-2004 time period, the increased output of Russian "brownfield" oil fields (resuscitated USSR fields in Western Siberia mostly) production was able to grow world oil supplies in line with mushrooming emerging markets demand (mainly China, India, Eastern Europe, and the Middle East), these appear to have topped out in the last two years. Almost all the growth since 2004 is NGLs, not oil.

This is more alarming than it sounds at first blush. Much of the world's natural gas is "associated gas" -- it is found together with oil. As an oil field matures, the resulting loss of reservoir pressure releases the dissolved gases, which often forms a cap over more mature oil fields. This causes the ratio of natural gas to oil to rise when reserves are pumped out or when production is increased. In other words, a rising NGL ratio is a sure sign of reservoir aging. About 4% of oil output was NGL's in the 1970s; this may rise to about 10% by 2012. Familiar NGL's include benzene, butane, and propane. This may be welcome news for companies that produce cigarette lighters or outdoor barbeques, but does not help with the growing world auto and jet fleet.

Oil fields are in an odd way a lot like people. They are most physically productive when they are young and the effects of aging are both persistent and irreversible. As

THE ADVISORS' INNER CIRCLE FUND                                          CAMBIAR
                                                                         FUNDS

they get older, more "stimulation" is needed to achieve the same physical output. Eventually, the output is of lower quality (i.e. more NGLs as a percent of total physical output), followed by an outright physical decline (fewer barrels per day no matter what one does). Once the signs of aging are visible -- the decline phase is not far ahead. The growing percentage of NGLs is a fairly clear indication of the aging of global oil fields.

In the last 30 years, oilfield services companies (primarily U.S.-based) have perfected many ways of accelerating oil production and stimulating underground reservoirs. Through techniques including horizontal and diagonal drilling, they can now tap formations that previously were impossible to achieve reasonable recovery rates on. They can push oil out of the ground using artificial lifting techniques, rather than merely flooding the reservoirs with water or recreating pressure with natural gas or nitrogen injection. Less porous rocks can be fractured with pressure pumping, allowing oil or gas reserves to flow where otherwise they could not. All of these technologies have allowed oil producers to recover more oil more quickly from oil fields than was possible years ago. But, as oil is by definition a depleting resource, these accelerated recovery methods ultimately just deplete it faster -- meaning that once an oil field truly starts to decline, the rate at which production falls is quite spectacular.

There are tangible current examples of the deadly math of accelerating decline rates around the world. Mexico's giant Canterell field, which today supplies the U.S. with ~1.5 mbpd of high quality crude is in free fall, with production expected to decline at a 15-20% annual rate. Barring the development of new oilfields in Mexico (mostly far offshore, and years away from scale production in any case) Mexico will be a net oil importer by 2011-2012. The north slope of Alaska is experiencing similar declines (hence the great interest by oil companies to drill in ANWR, in spite of the politics). It is not just a North American phenomenon - accelerating decline rates are happening in the Russian brownfields, in Iran, in Kuwait, and in the UAE. There are some big projects coming on stream this year and next in the Caspian Sea, in the Gulf of Mexico, and even in Saudi Arabia, but net of the decline rates it is about a wash! Major new discoveries, mainly in deepwater offshore Brazil, will not produce meaningfully until well into the next decade, and will not add much to total world oil production net of decline rates elsewhere.

The implications are broad and far reaching. The old paradigm is that oil, a cyclical commodity, will price near the cost of marginal barrels of production, such as those found in deep offshore locations or in unconventional oilfields like the Canadian oil sands. But if every marginal barrel will gladly be consumed, then oil prices must go

THE ADVISORS' INNER CIRCLE FUND                                          CAMBIAR
                                                                         FUNDS

high enough to kill demand -- which means that the price deck for producers is potentially vastly higher than anyone might have dreamed at the onset of this decade when Asia was in deep recession and Russia still desperate for cash. We are seeing real demand destruction today in the USA. Maybe $4.00 at the pump gets Americans out of their SUV's for good. But these structural problems won't go away quietly into the night. Oil prices become a serious yoke on global growth rates unless credible cost effective alternatives can be found. While there are some interesting ideas on the blackboard and in some use in industrial countries (such as solar panels, wind energy, various forms of ethanol and biodiesel), the plausible outputs in energy from these sources in a reasonable time horizon barely scratch the surface of the energy derived globally from oil and other hydrocarbon sources, with limited applicability to transportation needs. Transportation needs account for ~90% of the growth in oil consumption -- hence the big problem.

The chart on the following page shows pictorially our thoughts on the long-term supply/demand problem. The key factors are the dashed line (potential supply) and the persistent growth of non-OECD demand (grey area), which will of its own accord push demand above supply in the not so distant future. Obviously, that is not physically possible, hence prices must ration the available supply, and prices go parabolic as the curves threaten to cross. Though it is impossible to be exactly precise about such a globally diffuse industry, if this is on balance an accurate representation of the fundamentals (we think so) the implications are very large.

THE ADVISORS' INNER CIRCLE FUND                                          CAMBIAR
                                                                         FUNDS

                           WORLD OIL SUPPLY AND DEMAND

                              [LINE GRAPH OMITTED]

                           Plot Points are as follows

                         NON-OECD
       Non-OECD          % of world         Y-O-Y Growth
1970   12,120            25.9%
1971   13,116            26.5%                 8.2%
1972   14,146            26.6%                 7.9%
1973   15,433            27.0%                 9.1%
1974   16,302            28.8%                 5.6%
1975   17,057            30.4%                 4.6%
1976   17,958            30.1%                 5.3%
1977   19,047            30.8%                 6.1%
1978   20,178            31.5%                 5.9%
1979   20,835            31.9%                 3.3%
1980   21,351            33.8%                 2.5%
1981   21,453            35.2%                 0.5%
1982   21,778            36.6%                 1.5%
1983   21,872            37.2%                 0.4%
1984   22,125            37.0%                 1.2%
1985   22,604            37.6%                 2.2%
1986   23,210            37.6%                 2.7%
1987   23,754            37.6%                 2.3%
1988   24,316            37.4%                 2.4%
1989   24,749            37.5%                 1.8%
1990   25,066            37.6%                 1.3%
1991   25,276            37.6%                 0.8%
1992   24,515            36.3%                -3.0%
1993   24,300            35.9%                -0.9%
1994   24,428            35.5%                 0.5%
1995   25,165            35.9%                 3.0%
1996   25,649            35.8%                 1.9%
1997   26,651            36.3%                 3.9%
1998   27,118            36.6%                 1.8%
1999   27,857            36.8%                 2.7%
2000   28,786            37.6%                 3.3%
2001   29,456            38.1%                 2.3%
2002   30,146            38.6%                 2.3%
2003   31,007            38.9%                 2.9%
2004   32,973            40.0%                 6.3%
2005   33,750            40.3%                 2.4%
2006   34,250            40.4%                 1.5%
2007   34,500            40.2%                 0.7%
2008   35,500            40.9%                 2.9%
2009   35,750            40.8%                 0.7%
2010   38,500            43.0%                 7.7%
2011   39,221            43.4%                 1.9%
2012   40,594                                  3.5%
2013   42,014                                  3.5%
2014   43,485                                  3.5%
2015   45,007                                  3.5%
2016   46,582                                  3.5%
2017   48,213                                  3.5%
2018   49,900                                  3.5%
2019   51,647                                  3.5%
2020   53,454                                  3.5%




                  OECD DEMAND
  Bls/day                           Y-O-Y
  OECD          % of world          Growth
  34,688        74.1%
  36,300        73.5%               4.6%
  38,948        73.4%               7.3%
  41,804        73.0%               7.3%
  40,375        71.2%              -3.4%
  39,141        69.6%              -3.1%
  41,716        69.9%               6.6%
  42,779        69.2%               2.5%
  43,980        68.5%               2.8%
  44,385        68.1%               0.9%
  41,763        66.2%              -5.9%
  39,491        64.8%              -5.4%
  37,766        63.4%              -4.4%
  36,906        62.8%              -2.3%
  37,691        63.0%               2.1%
  37,481        62.4%              -0.6%
  38,599        62.4%               3.0%
  39,341        62.4%               1.9%
  40,650        62.6%               3.3%
  41,329        62.5%               1.7%
  41,610        62.4%               0.7%
  42,001        62.4%               0.9%
  42,949        63.7%               2.3%
  43,296        64.1%               0.8%
  44,435        64.5%               2.6%
  44,902        64.1%               1.1%
  45,978        64.2%               2.4%
  46,721        63.7%               1.6%
  46,886        63.4%               0.4%
  47,806        63.2%               2.0%
  47,874        62.4%               0.1%
  47,946        61.9%               0.2%
  47,892        61.4%              -0.1%
  48,605        61.1%               1.5%
  49,360        60.0%               1.6%
  49,664        59.4%               0.6%
  49,320        58.1%              -0.7%
  49,228        57.3%              -0.2%
  49,745        57.4%               1.1%
  50,242        57.3%               1.0%
  50,745        56.6%               1.0%
  51,252        56.6%               1.0%
  51,457
  51,663
  51,870
  52,077
  52,286
  52,495
  52,705
  52,916
  53,127




           WORLD
                    Y-O-Y
  World             Growth
  46,808
  49,416            5.6%
  53,094            7.4%
  57,237            7.8%
  56,677            -1.0%
  56,198            -0.8%
  59,673            6.2%
  61,826            3.6%
  64,158            3.8%
  65,220            1.7%
  63,114            -3.2%
  60,944            -3.4%
  59,543            -2.3%
  58,778            -1.3%
  59,815            1.8%
  60,085            0.5%
  61,809            2.9%
  63,095            2.1%
  64,965            3.0%
  66,078            1.7%
  66,676            0.9%
  67,277            0.9%
  67,463            0.3%
  67,596            0.2%
  68,863            1.9%
  70,067            1.7%
  71,627            2.2%
  73,372            2.4%
  74,004            0.9%
  75,664            2.2%
  76,660            1.3%
  77,402            1.0%
  78,038            0.8%
  79,613            2.0%
  82,333            3.4%
  83,655            1.6%
  84,853            1.4%
  85,838            1.2%
  86,738            1.0%
  87,638            1.0%
  89,578            2.2%
  90,473            1.0%


                                        WORLD
  WORLD             $/BBL            THEORETICAL
  Production                           SUPPLY
  48,061.33         1.80             53,000.00
  50,843.60         2.24             55,000.00
  53,666.18         2.48             57,500.00
  58,463.71         3.29             59,500.00
  58,616.69         11.58            61,500.00
  55,824.75         11.53            62,500.00
  60,410.57         12.80            63,500.00
  62,712.32         13.92            64,500.00
  63,330.17         14.02            65,500.00
  66,047.95         31.61            66,500.00
  63,987.12         36.83            67,364.50
  60,602.10         35.93            68,240.24
  58,097.93         32.97            69,127.36
  57,934.40         29.55            70,026.02
  59,568.23         28.78            70,936.36
  59,172.29         27.56            71,858.53
  61,406.68         17.92            72,577.11
  62,086.17         16.70            73,230.31
  64,379.52         17.24            73,889.38
  65,508.22         21.82            74,628.27
  66,425.64         28.44            75,299.93
  66,399.10         19.12            75,977.63
  66,563.94         19.50            76,661.43
  67,091.32         14.17            77,351.38
  68,588.09         17.76            78,047.54
  70,271.87         19.55            78,749.97
  71,916.75         25.92            79,458.72
  74,157.59         17.64            80,173.85
  75,654.07         12.05            80,895.41
  74,839.56         25.60            81,542.58
  77,762.11         26.80            82,113.37
  77,684.02         19.84            82,688.17
  76,994.98         31.20            83,266.98
  79,615.43         32.52            83,849.85
  83,124.28         43.45            84,436.80
  84,631.48         61.04            85,027.86
  84,597.41         61.05            85,580.54
  85,700.00         95.98            86,094.02
  86,500.00         130.00           86,894.02
  87,300.00                          87,500.00
  88,100.00                          88,100.00
  88,900.00                          88,900.00
  89,700.00                          89,700.00
  90,500.00                          90,500.00
  91,300.00                          91,300.00
  92,100.00                          92,100.00
  92,900.00                          92,900.00
  93,700.00                          93,700.00
  94,500.00                          94,500.00
  94,750.00                          94,750.00
  95,000.00                          95,000.00

Figures in millions of BOE per day

IF GLOBAL OIL SUPPLY IS FUNCTIONALLY CAPPED AT ~90-95 MBPD, OIL PRICES BECOME A ROYALTY ON GLOBAL GROWTH

There are investment opportunities in spite of some of the clearly unpleasant ramifications of Peak Oil. Energy stocks become uniquely valuable with turbocharged earnings and cash flows. Technologies that allow for greater energy savings also become very valuable. The automobile needs to be completely rethought (smaller and fewer). Infrastructure requirements and the urban footprint become much different longer term, with American cities needing to become much smaller and vertical as opposed to the intense urban sprawl that typifies most of the country. Trains operate with an immense cost advantage over trucks despite their point to point delivery advantages. Agricultural commodities, which require a lot of hydrocarbon energy to produce using mechanized methods, become more expensive (this is part of the big price squeeze in agriculture though that issue has many added complexities dissimilar to oil's). Can paper currencies be trusted to hold their purchasing power in the face of growing scarcity? Gold and other precious metals may map over better to real purchasing power. Big emerging markets like China and India would seem to be

THE ADVISORS' INNER CIRCLE FUND                                          CAMBIAR
                                                                         FUNDS

more than a bit late to the party to propagate an automobile-centric future to their nation. Does global outsourcing become too expensive (to transport the goods), leading to a domestic manufacturing renaissance? As the age of Petroleum itself grows old, these are very interesting and potentially disturbing issues to consider.

MARKET COMMENTARY -- Though global stock markets have not been kind for the last 12 months, the U.S. market did appear to put in some kind of bottom in the first quarter of 2008 that looks technically similar to other major market lows. Following a waterfall decline in the first three weeks of the year, the market bounced sharply off lows first probed on January 22-23 only to revisit these lows in the middle weeks of March. This double bottom coincided respectively with problems at two major securities firms. A rogue trader at French investment bank Societe Generale hid billions of dollars in index-futures trading losses which were immediately blown out in January following their discovery. In March, the capital positions of many major U.S. financials and investment banks were under serious assault. Bear Stearns' net capital to asset position was among the weaker and a run on the (investment) bank occurred in the middle of March. This led to an over-the-weekend Fed-brokered shotgun marriage between Bear Stearns and JP Morgan Chase, who is among the few New York money center banks to have any identifiable excess capital right now, and whose headquarters were 300 feet from Bear Stearns on Madison Avenue.

The irony of this sequence of events in March is hard to miss. The panic in fixed income markets bears more than a passing resemblance to the Panic of 1907, which triggered a wave of bank runs following the collapse of a few speculators and banks that they were affiliated with following a failed attempt to corner the copper market. At the time, it was JP Morgan (the man, not the bank) who called an emergency meeting among bank Presidents at his residence on Madison Avenue in New York, and bullied them to buy loans that were on sale with their reserves and stop the panic. This episode led to the creation of the Federal Reserve Bank of the United States, which has the power to create or destroy an infinite supply of banking system reserves to combat such bank runs. At least in theory, if the Fed can supply enough liquidity in a credit collapse, the rest of the economy need not suffer unnecessarily if there are concentrated credit losses.

Up until mid-January, I would say the Fed was not showing much evidence that it was up to this task, or that it understood the sheer magnitude of the problem in financials, which fanned the flames of panic. But by cutting interest rates aggressively as the quarter unfolded, opening the Fed discount window to a much greater range of collateral than had been allowed previously, and preventing the systemic damage that

THE ADVISORS' INNER CIRCLE FUND                                          CAMBIAR
                                                                         FUNDS

would have ensued from an abrupt failure of a major investment bank (which held several hundred billion dollars in counterparty risks through derivatives), a bad situation was contained. A crisis avoided is a crisis averted, and for this reason I think the low for the current market cycle may have occurred on "Bear Stearns Monday", March 17th. Interestingly, the pattern of major bear market lows and "double bottom" formations has ample historic precedent, including bear market lows in 1932, 1962, 1974, and 2002. There is often wisdom in crowds oddly enough, and for whatever the reason, markets have regularly formed double-bottoms at the most stressful points of major financial dislocations.

So with systemic failure hopefully a negative option that is no longer on the table, we can go back to the business of investing with an eye toward the future. What might that future hold? The U.S. appears to be skirting the edges of a mild recession based on various data. Europe looks to be following us into recession with a lag of about 150 days. East Asia continues to grow rapidly but with overt signs of growing pains. Agricultural product and energy shortages are creating a variety of societal and economic limitations to breakneck growth. Moreover, the export-led development model in Asia, which has been highly successful, now faces a saturated and overly-extended major customer in the USA, which means that Asian growth will of necessity need to be more inward facing. All of these developments serve to create a greater than average degree of uncertainty about exactly where the world will be in a couple of years time. The premium on having some sort of financial and economic vision, will continue to be very high.

Sincerely,

/s/ Brian M. Barish
------------------------
Brian M. Barish
President
Cambiar Investors LLC

This represents management's assessment of the portfolios and market environment at a particular point in time and should not be relied upon by the reader as research or investment advice.

THE ADVISORS' INNER CIRCLE FUND                                    CAMBIAR FUNDS
                                                                  APRIL 30, 2008

                        DEFINITION OF COMPARATIVE INDICES

S&P 500 INDEX is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic equity market through changes in the aggregate market value of 500 stocks representing all major industries.

MORGAN STANLEY MSCI EAFE(R) INDEX is a market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. As of June 2007, the MSCI EAFE INDEX consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

RUSSELL 2000(TM) INDEX is a market capitalization-weighted index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

RUSSELL 3000(TM) INDEX is a market capitalization-weighted index that measures the performance of the 3,000 largest U.S. companies, which represents approximately 98% of the U.S. equity market.

THE ADVISORS' INNER CIRCLE FUND                                 CAMBIAR
                                                                OPPORTUNITY FUND

                              [LINE GRAPH OMITTED]
                           Plot Points are as follows

Growth of a $10,000 Investment(1)
--------------------------------------------------------------
                        Annualized  Annualized  Annualized
                1 Year    3 Year      5 Year    Inception to
Class           Return    Return      Return      Return
--------------------------------------------------------------
Investor        (6.90)%    6.93%      12.94%      10.54%
--------------------------------------------------------------
Institutional   (6.60)%    N/A         N/A         6.24%
--------------------------------------------------------------

                Cambiar Opportunity Fund Investor Class    S&P 500 Index
      6/30/1998*              $10,000                         $10,000
           1999                12,345                          11,910
           2000                15,216                          13,117
           2001                17,595                          11,416
           2002                17,011                           9,974
           2003                14,576                           8,646
           2004                19,959                          10,625
           2005                21,911                          11,298
           2006                25,608                          13,039
           2007                28,776                          15,027
           2008                26,790                          14,323

                          PERIODS ENDED ON APRIL 30TH

(1) Returns shown represent the performance of the Investor Class. The performance of the Institutional Class may vary as a result of shareholder servicing fees paid by the Investor Class. Investor Class Shares were offered beginning June 30, 1998 and Institutional Class Shares were offered beginning November 3, 2005.

*   Beginning of operations.

 The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. If the Adviser had not limited certain expenses, the Fund's total return would have been lower. The Fund's performance assumes the reinvestment of dividends and capital gains. There are no assurances that the Fund will meet its stated objectives. The Fund's holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. Index returns assume reinvestment of dividends and, unlike the Fund's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                See definition of comparative indices on page 14.

THE ADVISORS' INNER CIRCLE FUND                            CAMBIAR INTERNATIONAL
                                                           EQUITY FUND

                              [LINE GRAPH OMITTED]
                           Plot Points are as follows

Growth of a $10,000 Investment(1)
-----------------------------------------------
         Annualized  Annualized  Annualized
 1 Year    3 Year      5 Year      10 Year
 Return    Return      Return      Return
-----------------------------------------------
  6.85%    17.30%      21.65%      12.56%
-----------------------------------------------

          Cambiar International Equity Fund      Morgan Stanley MSCI EAFE Index
 4/31/98            $10,000                                $10,000
    1999              9,964                                 10,949
    2000             17,316                                 12,470
    2001             16,845                                 10,437
    2002             16,020                                  8,989
    2003             12,257                                  7,526
    2004             18,627                                 10,554
    2005             20,232                                 12,132
    2006             26,434                                 16,195
    2007             30,560                                 19,403
    2008             32,653                                 19,057

                          PERIODS ENDED ON APRIL 30TH

(1) Returns prior to September 9, 2002, represent the performance of the Cambiar International Equity Trust, a Delaware business trust (the "Predecessor International Fund"). The Predecessor International Fund was managed by the same advisor who currently manages the Fund and had identical investment objectives and strategies.

 The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. If the Adviser had not limited certain expenses, the Fund's total return would have been lower. The Fund's performance assumes the reinvestment of dividends and capital gains. There are no assurances that the Fund will meet its stated objectives. The Fund's holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. Index returns assume reinvestment of dividends and, unlike the Fund's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                See definition of comparative indices on page 14.

THE ADVISORS' INNER CIRCLE FUND                                CAMBIAR
                                                               CONQUISTADOR FUND

                              [LINE GRAPH OMITTED]
                           Plot Points are as follows

Growth of a $10,000 Investment
---------------------------------
         Annualized   Annualized
 1 Year    3 Year    Inception to
 Return    Return        Date
---------------------------------
(13.55)%   11.14%       12.47%
---------------------------------

                   Cambiar Conquistador Fund         Russell 2000 Index
        8/31/2004*         $10,000                       $10,000
             2005           11,209                        10,659
             2006           15,803                        14,226
             2007           17,799                        15,340
             2008           15,387                        13,659

                          PERIODS ENDED ON APRIL 30TH

* Beginning of operations.

 The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. If the Adviser had not limited certain expenses, the Fund's total return would have been lower. The Fund's performance assumes the reinvestment of dividends and capital gains. There are no assurances that the Fund will meet its stated objectives. The Fund's holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. Index returns assume reinvestment of dividends and, unlike the Fund's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                See definition of comparative indices on page 14.

THE ADVISORS' INNER CIRCLE FUND                               CAMBIAR AGGRESSIVE
                                                              VALUE FUND

                              [LINE GRAPH OMITTED]
                           Plot Points are as follows

Growth of a $10,000 Investment
-------------
  Cumulative
 Inception to
     Date
-------------
    7.83%
-------------

                   Cambiar Aggressive Value Fund       Russell 3000 Index
        8/31/2007*         $10,000                          $10,000
             2008           10,783                            9,518

                          PERIODS ENDED ON APRIL 30TH

* Beginning of operations.

 The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. If the Adviser had not limited certain expenses, the Fund's total return would have been lower. The Fund's performance assumes the reinvestment of dividends and capital gains. There are no assurances that the Fund will meet its stated objectives. The Fund's holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. Index returns assume reinvestment of dividends and, unlike the Fund's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                See definition of comparative indices on page 14.

THE ADVISORS' INNER CIRCLE FUND                     CAMBIAR OPPORTUNITY FUND
                                                    APRIL 30, 2008

SECTOR WEIGHTINGS (UNAUDITED)+

                                  [BAR GRAPH]

Oil, Gas & Consumable Fuels                               13.4%
Semi-Conductors & Instruments                             12.9%
Energy Equipment & Services                               12.3%
Food, Beverage & Tobacco                                   7.6%
Retail                                                     6.1%
Broadcasting, Newspapers & Advertising                     5.6%
Hotel & Lodging                                            4.8%
Insurance                                                  4.7%
Agriculture                                                4.5%
Business Services                                          4.0%
Chemicals                                                  3.5%
Railroads                                                  3.2%
Short-Term Investment                                      3.0%
Electronics Manufacturer                                   2.8%
Computer Software                                          2.5%
Consumer Staples                                           2.5%
Pharmaceuticals                                            2.0%
Communications and Media                                   1.8%
Metals & Mining                                            1.8%
Human Resource & Employment Services                       1.0%

+ Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK -- 91.3%

                                                   SHARES         VALUE
                                                   ------         -----
AGRICULTURE -- 3.7%
   Archer-Daniels-Midland......................   1,600,000   $  70,496,000
                                                              -------------
BROADCASTING, NEWSPAPERS & ADVERTISING -- 5.6%
   Interpublic Group*..........................   5,100,000      46,155,000
   WPP Group ADR...............................     965,000      59,086,950
                                                              -------------
                                                                105,241,950
                                                              -------------
BUSINESS SERVICES -- 4.0%
   Western Union...............................   3,260,000      74,980,000
                                                              -------------
CHEMICALS -- 2.9%
   EI Du Pont de Nemours.......................   1,100,000      53,801,000
                                                              -------------
COMMUNICATIONS & MEDIA -- 1.8%
   DIRECTV Group*..............................   1,400,000      34,496,000
                                                              -------------
COMPUTER SOFTWARE -- 2.5%
   Symantec*...................................   2,725,000      46,924,500
                                                              -------------
CONSUMER STAPLES -- 2.1%
   CVS Caremark................................   1,000,000      40,370,000
                                                              -------------

    The accompanying notes are an integral part of the financial statements.

THE ADVISORS' INNER CIRCLE FUND                     CAMBIAR OPPORTUNITY FUND
                                                    APRIL 30, 2008

COMMON STOCK - CONTINUED

                                                    SHARES        VALUE
                                                  ---------   -------------
ELECTRONICS MANUFACTURER -- 2.8%
   Flextronics International Ltd.*..............  5,000,000   $  51,950,000
                                                              -------------
ENERGY EQUIPMENT & SERVICES -- 12.0%
   Baker Hughes.................................    800,000      64,704,000
   BJ Services..................................  1,725,000      48,765,750
   Halliburton..................................  1,200,000      55,092,000
   Nabors Industries Ltd.*......................  1,550,000      58,187,000
                                                              -------------
                                                                226,748,750
                                                              -------------
FOOD, BEVERAGE & TOBACCO -- 7.6%
   Altria Group.................................    770,000      15,400,000
   Campbell Soup................................  1,095,000      38,106,000
   ConAgra Foods................................  1,700,000      40,052,000
   Philip Morris International*.................    960,000      48,988,800
                                                              -------------
                                                                142,546,800
                                                              -------------
HOTELS & LODGING -- 4.8%
   Boyd Gaming..................................  1,260,000      23,625,000
   International Game Technology................  1,280,000      44,467,200
   Wyndham Worldwide............................  1,065,000      22,876,200
                                                              -------------
                                                                 90,968,400
                                                              -------------
HUMAN RESOURCE & EMPLOYMENT SERVICES -- 1.0%
   Manpower.....................................    282,000      18,930,660
                                                              -------------
INSURANCE -- 4.0%
   ACE Ltd......................................    600,000      36,174,000
   Travelers Companies..........................    770,000      38,808,000
                                                              -------------
                                                                 74,982,000
                                                              -------------
OIL, GAS & CONSUMABLE FUELS -- 13.1%
   Anadarko Petroleum...........................    740,000      49,254,400
   BP ADR.......................................  1,100,000      80,069,000
   Chevron......................................    670,000      64,420,500
   El Paso......................................  3,140,000      53,819,600
                                                              -------------
                                                                247,563,500
                                                              -------------
PHARMACEUTICALS -- 2.0%
   Barr Pharmaceuticals*........................    750,000      37,672,500
                                                              -------------

    The accompanying notes are an integral part of the financial statements.

THE ADVISORS' INNER CIRCLE FUND                      CAMBIAR OPPORTUNITY FUND
                                                     APRIL 30, 2008

COMMON STOCK - CONTINUED

                                                            SHARES/CONTRACTS         VALUE
                                                            ----------------   ----------------
RAILROADS -- 3.2%
     Norfolk Southern....................................        1,000,000     $     59,580,000
                                                                               ----------------
RETAIL -- 6.1%
     Limited Brands......................................        1,600,000           29,632,000
     Macy's..............................................        1,150,000           29,083,500
     Target..............................................        1,075,000           57,114,750
                                                                               ----------------
                                                                                    115,830,250
                                                                               ----------------
SEMI-CONDUCTORS & INSTRUMENTS -- 12.1%
     Cadence Design Systems*.............................        3,400,000           37,842,000
     Infineon Technologies*..............................        6,660,000           62,317,609
     Infineon Technologies ADR*..........................            5,000               46,200
     Ingram Micro, Cl A*.................................        2,300,000           39,123,000
     Intel...............................................        3,500,000           77,910,000
     Qimonda ADR*........................................        2,831,000           10,078,360
                                                                               ----------------
                                                                                    227,317,169
                                                                               ----------------
     TOTAL COMMON STOCK
        (Cost $1,548,688,182)............................                         1,720,399,479
                                                                               ----------------
PURCHASED OPTIONS -- 5.8%

AGRICULTURE -- 0.8%
     Archer-Daniels-Midland, Call, Expires 01/17/09,
        Strike Price: $25.00*............................            8,000           15,120,000
                                                                               ----------------
CHEMICALS -- 0.6%
     EI Du Pont de Nemours, Call, Expires 01/16/10,
        Strike Price: $30.00*............................            6,000           11,400,000
                                                                               ----------------
CONSUMER STAPLES -- 0.4%
     CVS Caremark, Call, Expires 01/16/10,
        Strike Price: $20.00*............................            2,000            4,180,000
     CVS Caremark, Call, Expires 01/17/09,
        Strike Price: $20.00*............................            2,000            4,080,000
                                                                               ----------------
                                                                                      8,260,000
                                                                               ----------------

    The accompanying notes are an integral part of the financial statements.

THE ADVISORS' INNER CIRCLE FUND                     CAMBIAR OPPORTUNITY FUND
                                                    APRIL 30, 2008

PURCHASED OPTIONS - CONTINUED

                                                        CONTRACTS/SHARES        VALUE
                                                        ----------------   ----------------
ENERGY EQUIPMENT & SERVICES -- 0.3%
     Baker Hughes, Call, Expires 01/17/09,
        Strike Price: $60.00*.......................              2,000    $      4,700,000
                                                                           ----------------
INSURANCE -- 0.7%
     Allstate, Call, Expires 01/17/09,
        Strike Price: $40.00*.......................             12,000          13,200,000
                                                                           ----------------
METALS & MINING -- 1.8%
     Newmont Mining, Call, Expires 01/16/10,
        Strike Price: $30.00*.......................             20,000          33,500,000
                                                                           ----------------
OIL, GAS & CONSUMABLE FUELS -- 0.3%
     BP, Call, Expires 01/17/09, Strike
        Price: $50.00*..............................              2,340           5,382,000
                                                                           ----------------
SEMI-CONDUCTORS & INSTRUMENTS -- 0.9%
     Intel, Call, Expires 01/17/09, Strike
        Price:$15.00*...............................             24,000          17,880,000
                                                                           ----------------
     TOTAL PURCHASED OPTIONS
        (Cost $112,510,195).........................                            109,442,000
                                                                           ----------------
SHORT-TERM INVESTMENT (A) -- 3.0%
     HighMark Diversified Money Market Fund
        Fiduciary Shares, 2.560%
        (Cost $55,994,784)..........................         55,994,784          55,994,784
                                                                           ----------------
     TOTAL INVESTMENTS -- 100.1%
        (Cost $1,717,193,161).......................                       $  1,885,836,263
                                                                           ================

Percentages are based on Net Assets of $1,883,859,759.

*     Non-income producing security.

(A)   The rate shown represents the 7-day effective yield as of April 30, 2008.

ADR   American Depositary Receipt

Cl    Class

Ltd.  Limited

    The accompanying notes are an integral part of the financial statements.

THE ADVISORS' INNER CIRCLE FUND                       CAMBIAR INTERNATIONAL
                                                      EQUITY FUND
                                                      APRIL 30, 2008

                                  [BAR GRAPH]

SECTOR WEIGHTINGS (UNAUDITED)+

Semi-Conductors                                         14.1%
Petroleum & Fuel Products                               10.8%
Machinery                                                7.3%
Insurance                                                7.3%
Computers & Services                                     7.0%
Oil, Gas & Consumable Fuels                              6.8%
Advertising                                              6.6%
Metals & Mining                                          5.7%
Trading Companies & Distributors                         5.3%
Agriculture                                              4.7%
Food, Beverage & Tobacco                                 4.2%
Computer Software                                        2.6%
Agricultural Products                                    2.5%
Diversified Banks                                        2.4%
Computer Storage & Peripherals                           2.4%
Construction Materials                                   2.3%
Electronic Manufacturer                                  2.0%
Short-Term Investment                                    1.9%
Construction & Engineering                               1.8%
Pharmaceuticals                                          1.7%
Auto & Transportation                                    0.3%
Apparel/Textiles                                         0.3%

+ Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK -- 90.1%

                                                          SHARES        VALUE
                                                        ----------   ------------
BRAZIL -- 7.1%
   Petroleo Brasileiro ADR.......................           16,300    $ 1,979,146
   Redecard......................................           60,000      1,099,096
                                                                      -----------
                                                                        3,078,242
                                                                      -----------
CANADA -- 2.6%
   Kinross Gold..................................           60,000      1,134,600
                                                                      -----------
CHINA -- 5.4%
   China Molybdenum Ltd., Cl H*..................          834,700        909,168
   China Railway Group, Cl H*....................          818,000        782,886
   Shanghai Electric Group, Cl H.................        1,175,000        661,772
                                                                      -----------
                                                                        2,353,826
                                                                      -----------
FRANCE -- 5.6%
   Publicis Groupe...............................           35,000      1,414,059
   Total.........................................           10,000        839,794
   Total ADR.....................................            2,000        168,000
                                                                      -----------
                                                                        2,421,853
                                                                      -----------

    The accompanying notes are an integral part of the financial statements.

THE ADVISORS' INNER CIRCLE FUND                      CAMBIAR INTERNATIONAL
                                                     EQUITY FUND
                                                     APRIL 30, 2008

COMMON STOCK - CONTINUED

                                                          SHARES        VALUE
                                                        ----------   ------------
GERMANY -- 11.9%
  GEA Group......................................           35,000    $ 1,294,177
  Infineon Technologies ADR*.....................          180,000      1,663,200
  Muenchener Rueckversicherungs..................            4,000        773,844
  Qimonda ADR*...................................           72,200        257,032
  Siemens ADR....................................           10,000      1,184,500
                                                                      -----------
                                                                        5,172,753
                                                                      -----------
HONG KONG -- 12.0%
  Lenovo Group Ltd...............................        2,500,000      1,911,580
  Noble Group Ltd................................        1,400,000      2,299,477
  TPV Technology Ltd.............................        1,500,000      1,043,030
                                                                      -----------
                                                                        5,254,087
                                                                      -----------
ISRAEL -- 1.7%
  Teva Pharmaceutical Industries ADR.............           16,000        748,480
                                                                      -----------
JAPAN -- 5.9%
  Fujitsu Ltd....................................          175,000      1,110,181
  Sony Financial Holdings  GDR...................              350      1,470,194
                                                                      -----------
                                                                        2,580,375
                                                                      -----------
MEXICO -- 2.2%
  Cemex ADR*.....................................           35,000        967,750
                                                                      -----------
NETHERLANDS -- 4.9%
  Heineken.......................................           15,000        873,190
  STMicroelectronics, Cl Y.......................          110,620      1,274,343
                                                                      -----------
                                                                        2,147,533
                                                                      -----------
NORWAY -- 7.4%
  Petroleum Geo-Services ADR.....................           45,000      1,215,000
  Yara International.............................           27,500      2,007,339
                                                                      -----------
                                                                        3,222,339
                                                                      -----------
SINGAPORE -- 2.4%
  United Overseas Bank...........................           70,000      1,051,779
                                                                      -----------
SOUTH AFRICA -- 0.9%
  Gold Fields ADR................................           30,000        405,000
                                                                      -----------

    The accompanying notes are an integral part of the financial statements.

THE ADVISORS' INNER CIRCLE FUND                      CAMBIAR INTERNATIONAL
                                                     EQUITY FUND
                                                     APRIL 30, 2008

COMMON STOCK - CONTINUED

                                                 SHARES/CONTRACTS        VALUE
                                                ------------------   -------------
SWEDEN -- 2.4%
  Black Earth Farming Ltd.*.................             127,000     $   1,059,419
                                                                     -------------
SWITZERLAND -- 2.1%
  Swiss Life Holding........................               3,000           894,340
                                                                     -------------
TAIWAN -- 4.4%
  Silicon Motion Technology ADR*............              52,000           906,360
  Taiwan Semiconductor Manufacturing ADR....              90,000         1,011,600
                                                                     -------------
                                                                         1,917,960
                                                                     -------------
UNITED KINGDOM -- 11.2%
  ARM Holdings ADR..........................             160,000           955,200
  BP ADR....................................              20,000         1,455,800
  Britvic...................................             140,000           921,947
  Ted Baker.................................              15,688           132,051
  WPP Group.................................             115,000         1,408,716
                                                                     -------------
                                                                         4,873,714
                                                                     -------------
  TOTAL COMMON STOCK
     (Cost $31,675,484).....................                            39,284,050
                                                                     -------------
PURCHASED OPTIONS -- 4.7%

FRANCE -- 1.7%
  Total, Call, Expires 03/20/10,
     Strike Price: $36.00*..................                 280           774,217
                                                                     -------------
GERMANY -- 0.3%
  Volkswagen, Put, Expires  10/18/08,
     Strike Price: $175.00*.................                 126           121,604
                                                                     -------------
UNITED KINGDOM -- 2.7%
  BP, Call, Expires 01/17/09,
     Strike Price: $50.00*..................                 500         1,150,000
                                                                     -------------
  TOTAL PURCHASED OPTIONS
     (Cost $1,792,525)......................                             2,045,821
                                                                     -------------

    The accompanying notes are an integral part of the financial statements.

THE ADVISORS' INNER CIRCLE FUND                      CAMBIAR INTERNATIONAL
                                                     EQUITY FUND
                                                     APRIL 30, 2008

WARRANTS (A) -- 2.0%

                                                          SHARES         VALUE
                                                        ----------    ------------
TAIWAN -- 2.0%
  Chi Mei Optoelectronics, Expires 04/24/09*
     (Cost $677,034)................................      602,306     $    872,139
                                                                      ------------
SHORT-TERM INVESTMENT (B) -- 1.8%
  Union Bank of California Money Market Fund, 0.470%
     (Cost $802,279)................................      802,279          802,279
                                                                      ------------
  TOTAL INVESTMENTS -- 98.6%
     (Cost $34,947,322).............................                  $ 43,004,289
                                                                      ============

Contracts for Differences held by the Fund at April 30, 2008, are as follows (See Note 2 in Notes to Financial Statements):

                                  NUMBER OF                       UNREALIZED
TYPE OF                           CONTRACTS       NOTIONAL       APPRECIATION
CONTRACT                         LONG (SHORT)      AMOUNT       (DEPRECIATION)
--------                         ------------   ------------    --------------
Alstom (France)                      (1,300)    $   (301,572)   $    (23,151)

Bouygues (France)                    12,000          897,151          75,250

Colas (France)                         (360)        (132,673)         (8,533)

Hochtief (Germany)                   12,500        1,282,695         (43,011)

Leighton Holding (Australia)        (26,875)      (1,192,582)         38,652

Porsche Preferred (Germany)          25,000        4,621,672         185,339

TV Francaise (France)                (2,850)         (60,434)          3,619
                                                                ------------
                                                                $    228,205
                                                                ============

The use of Contracts for Differences involves elements of market risk in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the total exposure in such contracts whereas only the unrealized appreciation/depreciation is reflected in the Fund's net assets.

Percentages are based on Net Assets of $43,609,452.

*     Non-income producing security.

(A) These equity warrants trade in U.S. dollars on a one for one basis to the underlying stock. The equity warrants issued are subject to Rule 144A of the Security Act of 1933. Such securities may be sold in transactions exempt from registration, normally on foreign exchanges or to qualified institutional buyers.

(B)   The rate shown is the 7-day effective yield as of April 30, 2008.

ADR   American Depositary Receipt

Cl    Class

Ltd.  Limited

GDR   Global Depositary Receipt

    The accompanying notes are an integral part of the financial statements.

THE ADVISORS' INNER CIRCLE FUND                         CAMBIAR
                                                        CONQUISTADOR FUND
                                                        APRIL 30, 2008

                                  [BAR GRAPH]

SECTOR WEIGHTINGS (UNAUDITED)+

Medical Products & Services                                 16.4%
Semi-Conductors & Instruments                                8.6%
Computer Software                                            7.5%
Energy Equipment & Services                                  7.1%
Short-Term Investments                                       6.6%
Insurance                                                    6.6%
Entertainment                                                4.6%
Retail                                                       4.2%
Oil, Gas & Consumable Fuels                                  3.7%
Pharmaceuticals                                              3.1%
Business Services                                            2.9%
Computer Hardware                                            2.8%
Human Resource & Employment Services                         2.1%
Investment Banking & Brokerage                               2.0%
Broadcasting, Newspapers & Advertising                       2.0%
Building Materials                                           1.9%
Restaurants                                                  1.9%
Consumer Staples                                             1.9%
Machinery                                                    1.9%
Gas/Natural Gas                                              1.8%
Investment Management Companies                              1.8%
Commercial Services                                          1.8%
Computer Storage & Peripherals                               1.8%
Apparel/Textiles                                             1.4%
Hotels & Lodging                                             1.3%
Air Freight & Logistics                                      1.2%
Printing & Publishing                                        0.6%
Diversified Manufacturing                                    0.5%

+ Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK -- 96.4%

                                                           SHARES       VALUE
                                                          --------   -----------
AIR FREIGHT & LOGISTICS -- 1.3%
   Pacer International...............................       47,000   $   872,320
                                                                     -----------
APPAREL/TEXTILES -- 1.4%
   Carter's*.........................................       68,400       967,176
                                                                     -----------
BROADCASTING, NEWSPAPERS & ADVERTISING -- 2.1%
   New Frontier Media................................      270,000     1,417,500
                                                                     -----------
BUILDING MATERIALS -- 2.0%
   Watsco............................................       30,200     1,370,174
                                                                     -----------
BUSINESS SERVICES -- 3.0%
   Euronet Worldwide*................................       48,000       848,640
   Portfolio Recovery Associates*....................       27,140     1,194,431
                                                                     -----------
                                                                       2,043,071
                                                                     -----------

    The accompanying notes are an integral part of the financial statements.

THE ADVISORS' INNER CIRCLE FUND                            CAMBIAR
                                                           CONQUISTADOR FUND
                                                           APRIL 30, 2008

COMMON STOCK - CONTINUED

                                                SHARES       VALUE
                                              ---------   -----------
COMMERCIAL SERVICES -- 1.8%
  Macquarie Infrastructure................       43,000   $ 1,272,800
                                                          -----------
COMPUTER HARDWARE -- 2.9%
  Diebold.................................       51,000     1,999,200
                                                          -----------
COMPUTER SOFTWARE -- 7.8%
  Epicor Software*........................      172,000     1,376,000
  Fair Isaac..............................       61,000     1,510,970
  Parametric Technology*..................       62,700     1,092,861
  Sybase*.................................       46,900     1,379,798
                                                          -----------
                                                            5,359,629
                                                          -----------
COMPUTER STORAGE & PERIPHERALS -- 1.8%
  Smart Modular Technologies*.............      210,000     1,266,300
                                                          -----------
CONSUMER STAPLES -- 1.9%
  Prestige Brands Holdings*...............      147,000     1,320,060
                                                          -----------
DIVERSIFIED MANFACTURING -- 0.5%
  Trinity Industries......................       12,450       378,480
                                                          -----------
ENERGY EQUIPMENT & SERVICES -- 7.3%
  Global Industries*......................       41,000       654,360
  Oil States International*...............       27,100     1,356,626
  Parker Drilling*........................      181,800     1,458,036
  Superior Energy Services*...............       35,400     1,571,052
                                                          -----------
                                                            5,040,074
                                                          -----------
ENTERTAINMENT -- 4.8%
  Scientific Games, Cl A*.................       59,000     1,661,440
  THQ*....................................       76,500     1,627,920
                                                          -----------
                                                            3,289,360
                                                          -----------
GAS/NATURAL GAS -- 1.9%
  Southwest Gas...........................       45,000     1,299,150
                                                          -----------
HOTELS & LODGING -- 1.4%
  Ameristar Casinos.......................       55,000       944,350
                                                          -----------

    The accompanying notes are an integral part of the financial statements.

THE ADVISORS' INNER CIRCLE FUND                           CAMBIAR
                                                          CONQUISTADOR FUND
                                                          APRIL 30, 2008

COMMON STOCK - CONTINUED

                                                   SHARES        VALUE
                                                  --------   ------------
HUMAN RESOURCE & EMPLOYMENT SERVICES -- 2.1%
     Heidrick & Struggles International.........    49,000   $  1,466,570
                                                             ------------
INSURANCE -- 6.8%
     American Equity Investment Life Holding....   116,000      1,119,400
     Aspen Insurance Holdings Ltd...............    45,000      1,169,550
     Hanover Insurance Group....................    34,000      1,525,920
     Max Re Capital Ltd.........................    36,100        845,101
                                                             ------------
                                                                4,659,971
                                                             ------------
INVESTMENT BANKING & BROKERAGE -- 2.1%
     GFI Group..................................   121,000      1,421,750
                                                             ------------
INVESTMENT MANAGEMENT COMPANIES -- 1.9%
     GLG Partners...............................   157,000      1,295,250
                                                             ------------
MACHINERY -- 1.9%
     Kennametal.................................    38,000      1,321,260
                                                             ------------
MEDICAL PRODUCTS & SERVICES -- 17.0%
     Amedisys*..................................    27,000      1,398,600
     inVentiv Health*...........................    39,000      1,159,470
     Inverness Medical Innovations*.............    37,500      1,387,500
     LifePoint Hospitals*.......................    46,000      1,385,520
     Orthofix International*....................    43,000      1,322,680
     PSS World Medical*.........................    63,900      1,052,433
     Trizetto Group*............................    64,000      1,347,200
     Universal Health Services, Cl B............    20,000      1,252,800
     West Pharmaceutical Services...............    30,000      1,407,300
                                                             ------------
                                                               11,713,503
                                                             ------------
OIL, GAS & CONSUMABLE FUELS -- 3.8%
     PetroHawk Energy*..........................    55,800      1,319,112
     St. Mary Land & Exploration................    30,400      1,329,088
                                                             ------------
                                                                2,648,200
                                                             ------------
PHARMACEUTICALS -- 3.2%
     KV Pharmaceutical, Cl A*...................    47,200      1,153,568
     Sciele Pharma*.............................    55,000      1,059,850
                                                             ------------
                                                                2,213,418
                                                             ------------

    The accompanying notes are an integral part of the financial statements.

THE ADVISORS' INNER CIRCLE FUND                              CAMBIAR
                                                             CONQUISTADOR FUND
                                                             APRIL 30, 2008

COMMON STOCK - CONTINUED

                                                         SHARES        VALUE
                                                      -----------   ------------
PRINTING & PUBLISHING -- 0.6%
     New York Times, Cl A.......................           22,130   $    431,535
                                                                    ------------
RESTAURANTS -- 1.9%
     California Pizza Kitchen*..................           86,030      1,341,208
                                                                    ------------
RETAIL -- 4.3%
     Saks*......................................           75,200        978,352
     Stage Stores...............................           84,000      1,322,160
     Tween Brands*..............................           35,000        665,000
                                                                    ------------
                                                                       2,965,512
                                                                    ------------
SEMI-CONDUCTORS & INSTRUMENTS -- 8.9%
     Fairchild Semiconductor International,
       Cl A*....................................          108,000      1,408,320
     International Rectifier*...................           59,600      1,356,496
     ON Semiconductor*..........................          233,450      1,743,872
     Semtech*...................................          100,600      1,633,744
                                                                    ------------
                                                                       6,142,432
                                                                    ------------
     TOTAL COMMON STOCK
        (Cost $65,306,997)......................                      66,460,253
                                                                    ------------
SHORT-TERM INVESTMENTS (A) -- 6.8%
     HighMark Diversified Money Market Fund
        Fiduciary Shares, 2.560%................        2,748,760      2,748,760
     HighMark U.S. Government Money Market Fund
        Fiduciary Shares, 1.960%................        1,927,674      1,927,674
                                                                    ------------
     TOTAL SHORT-TERM INVESTMENTS
        (Cost $4,676,434).......................                       4,676,434
                                                                    ------------
     TOTAL INVESTMENTS -- 103.2%
        (Cost $69,983,431)......................                    $ 71,136,687
                                                                    ============

Percentages are based on Net Assets of $68,935,064.

*     Non-income producing security.

(A)   The rate shown represents the 7-day effective yield as of April 30, 2008.

Cl    Class

Ltd.  Limited

    The accompanying notes are an integral part of the financial statements.

THE ADVISORS' INNER CIRCLE FUND                    CAMBIAR
                                                   AGGRESSIVE VALUE FUND
                                                   APRIL 30, 2008

                                  [BAR GRAPH]

SECTOR WEIGHTINGS (UNAUDITED)+

Semi-Conductors & Instruments                             18.3%
Energy Equipment & Services                               17.5%
Oil, Gas & Consumable Fuels                                8.9%
Broadcasting, Newspapers & Advertising                     7.0%
Chemicals                                                  5.8%
Trading Companies & Distributors                           5.2%
Electronics Manufaturer                                    4.5%
Computer Storage & Peripherals                             4.4%
Computers & Services                                       4.4%
Agriculture                                                4.3%
Business Services                                          4.2%
Metals & Mining                                            3.8%
Retail                                                     3.5%
Consumer Staples                                           2.9%
Human Resources & Employment Services                      2.8%
Computer Software                                          2.5%

+ Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK -- 77.6%

                                                        SHARES        VALUE
                                                      ----------   ------------
AGRICULTURE -- 3.0%
   Archer-Daniels-Midland.......................           5,000   $    220,300
   Yara International...........................           6,000        437,965
                                                                   ------------
                                                                        658,265
                                                                   ------------
BROADCASTING, NEWSPAPERS & ADVERTISING -- 6.9%
   Interpublic Group*...........................         100,000        905,000
   WPP Group....................................          50,000        612,485
                                                                   ------------
                                                                      1,517,485
                                                                   ------------
BUSINESS SERVICES -- 4.2%
   Western Union................................          40,000        920,000
                                                                   ------------
CHEMICALS -- 4.5%
   EI Du Pont de Nemours........................          20,000        978,200
                                                                   ------------
COMPUTER SOFTWARE -- 2.5%
   Symantec*....................................          32,000        551,040
                                                                   ------------
COMPUTER STORAGE & PERIPHERALS -- 4.4%
   Smart Modular Technologies*..................         160,000        964,800
                                                                   ------------
COMPUTERS & SERVICES -- 4.4%
   Lenovo Group Ltd.............................       1,250,000        955,790
                                                                   ------------

    The accompanying notes are an integral part of the financial statements.

THE ADVISORS' INNER CIRCLE FUND                       CAMBIAR
                                                      AGGRESSIVE VALUE FUND
                                                      APRIL 30, 2008

COMMON STOCK - CONTINUED

                                                           SHARES/CONTRACTS       VALUE
                                                           ----------------   ------------
CONSUMER STAPLES -- 1.8%
     CVS Caremark......................................            10,000     $    403,700
                                                                              ------------
ELECTRONICS MANUFACTURER -- 4.5%
     Flextronics International Ltd.*...................            95,000          987,050
                                                                              ------------
ENERGY EQUIPMENT & SERVICES -- 15.3%
     Baker Hughes......................................             8,300          671,304
     BJ Services.......................................            20,000          565,400
     Halliburton.......................................            13,700          628,967
     Nabors Industries Ltd.*...........................            18,000          675,720
     Parker Drilling*..................................           100,000          802,000
                                                                              ------------
                                                                                 3,343,391
                                                                              ------------
HUMAN RESOURCE & EMPLOYMENT SERVICES -- 2.7%
     Heidrick & Struggles International................            20,000          598,600
                                                                              ------------
RETAIL -- 3.4%
     Target............................................            14,000          743,820
                                                                              ------------
SEMI-CONDUCTORS & INSTRUMENTS -- 14.8%
     Infineon Technologies ADR*........................           120,000        1,108,800
     Ingram Micro, Cl A*...............................            55,000          935,550
     Intel.............................................            30,000          667,800
     Silicon Motion Technology ADR*....................            30,000          522,900
                                                                              ------------
                                                                                 3,235,050
                                                                              ------------
TRADING COMPANIES & DISTRIBUTORS -- 5.2%
     Noble Group Ltd...................................           700,000        1,149,739
                                                                              ------------
     TOTAL COMMON STOCK
        (Cost $15,656,603).............................                         17,006,930
                                                                              ------------
PURCHASED OPTIONS -- 21.8%

AGRICULTURE -- 1.3%
     Archer-Daniels-Midland, Call, Expires 01/17/09,
        Strike Price: $25.00*..........................               150          283,500
                                                                              ------------
CHEMICALS -- 1.3%
     EI Du Pont de Nemours, Call, Expires 01/16/10,
        Strike Price: $30.00*..........................               150          285,000
                                                                              ------------

    The accompanying notes are an integral part of the financial statements.

THE ADVISORS' INNER CIRCLE FUND                          CAMBIAR
                                                         AGGRESSIVE VALUE FUND
                                                         APRIL 30, 2008

PURCHASED OPTIONS - CONTINUED

                                                         CONTRACTS      VALUE
                                                         ---------   -----------
CONSUMER STAPLES -- 0.9%
   CVS Caremark, Call, Expires 01/16/10,
     Strike Price: $20.00*............................        100    $   209,000
                                                                     -----------
ENERGY EQUIPMENT & SERVICES -- 2.1%
   Baker Hughes, Call, Expires 01/17/09,
     Strike Price: $60.00*............................        200        470,000
                                                                     -----------
METALS & MINING -- 3.8%
   Newmont Mining, Call, Expires 01/16/10,
     Strike Price: $30.00*............................        500        837,500
                                                                     -----------
OIL, GAS & CONSUMABLE FUELS -- 8.9%
   BP, Call, Expires 01/17/09,
     Strike Price: $50.00*............................        400        920,000
   Total, European Call, Expires 03/20/10,
     Strike Price: $36.00*............................        370      1,023,073
                                                                     -----------
                                                                       1,943,073
                                                                     -----------
SEMI-CONDUCTORS & INSTRUMENTS -- 3.5%
   Intel, Call, Expires 01/17/09,
     Strike Price: $15.00*............................        700        521,500
   Intel, Call, Expires 01/16/10,
     Strike Price: $15.00*............................        300        240,000
                                                                     -----------
                                                                         761,500
                                                                     -----------
   TOTAL PURCHASED  OPTIONS
     (Cost $4,431,332)................................                 4,789,573
                                                                     -----------
   TOTAL INVESTMENTS -- 99.4%
     (Cost $20,087,935)...............................               $21,796,503
                                                                     ===========

Percentages are based on Net Assets of $21,921,007.

*     Non-income producing security.

ADR   American Depositary Receipt

Cl    Class

Ltd.  Limited

    The accompanying notes are an integral part of the financial statements.

THE ADVISORS' INNER CIRCLE FUND                              CAMBIAR FUNDS
                                                             APRIL 30, 2008

STATEMENTS OF ASSETS AND LIABILITIES

                                                                                         INTERNATIONAL
                                                                         OPPORTUNITY        EQUITY
                                                                            FUND             FUND
                                                                      ----------------   -------------
ASSETS:
Cost of securities..............................................      $  1,717,193,161   $  34,947,322
                                                                      ================   =============
Investments in securities at value..............................      $  1,885,836,263   $  43,004,289
Cash............................................................                    --         656,734+
Foreign cash (Cost $0 and $362,985, respectively)...............                    --         362,991
Receivable for investment securities sold.......................             8,680,758       1,440,534
Receivable for capital shares sold..............................             1,223,827             127
Dividend and interest receivable................................               749,477          89,554
Receivable for dividend tax reclaims............................               171,805          17,565
Unrealized gain on contracts for differences....................                    --         228,205
Prepaid Expenses................................................                41,159           6,637
                                                                      ----------------   -------------
     Total Assets...............................................         1,896,703,289      45,806,636
                                                                      ----------------   -------------
LIABILITIES:
Payable for investment securities purchased.....................             8,922,100       2,099,570
Payable for capital shares redeemed.............................             1,902,238           5,144
Payable due to Investment Advisor ..............................             1,326,818          37,976
Shareholder servicing fees payable..............................               241,043          12,915
Payable due to administrator....................................                87,404           1,990
Chief Compliance Officer fees payable...........................                12,046             276
Payable due to trustees.........................................                 5,709             131
Payable for contracts for differences...........................                    --           3,772
Accrued expenses................................................               346,172          35,410
                                                                      ----------------   -------------
     Total Liabilities..........................................            12,843,530       2,197,184
                                                                      ----------------   -------------
   NET ASSETS...................................................      $  1,883,859,759   $  43,609,452
                                                                      ================   =============
NET ASSETS CONSIST OF:

Paid-in Capital.................................................      $  1,701,091,703   $  33,742,033
Accumulated net investment loss.................................                    --        (106,955)
Accumulated net realized gain on investments....................            14,124,954       1,697,925
Net unrealized appreciation on investments......................           168,643,102       8,056,967
Net unrealized appreciation on contracts for differences........                    --         228,205
Net unrealized depreciation on foreign currency
   contracts, foreign currencies and translation of other assets
   and liabilities denominated in foreign currencies............                    --          (8,723)
                                                                      ----------------   -------------
   NET ASSETS...................................................      $  1,883,859,759   $  43,609,452
                                                                      ================   =============
INVESTOR CLASS SHARES:

Net Assets......................................................      $  1,085,390,883   $  43,609,452
Total shares outstanding at end of year.........................            58,182,430       1,686,876
Net Asset Value Per Share
   (Net Assets / Shares Outstanding)...............................   $          18.65   $       25.85

INSTITUTIONAL CLASS SHARES:
Net Assets......................................................      $    798,468,876             n/a
Total shares outstanding at end of year.........................            42,752,410             n/a
Net Asset Value Per Share
   (Net Assets / Shares Outstanding)...............................   $          18.68             n/a

+ Pledged as collateral for contracts for differences (Note 2).

Amounts designated as "--" are $ 0 or have been rounded to $0.

    The accompanying notes are an integral part of the financial statements.

THE ADVISORS' INNER CIRCLE FUND                              CAMBIAR FUNDS
                                                             APRIL 30, 2008

STATEMENTS OF ASSETS AND LIABILITIES

                                                                     CONQUISTADOR     AGGRESSIVE
                                                                         FUND         VALUE FUND
                                                                    -------------    -------------
ASSETS:
Cost of securities..............................................    $  69,983,431    $  20,087,935
                                                                    =============    =============
Investments in securities at value..............................    $  71,136,687    $  21,796,503
Foreign cash (Cost $0 and $101, respectively)...................               --              104
Receivable for investment securities sold.......................          261,392          670,210
Dividend and interest receivable................................           36,236            3,272
Receivable for capital shares sold..............................           12,138           14,041
Receivable for dividend tax reclaims............................              141              630
Deferred offering costs.........................................               --           16,042
Prepaid Expenses................................................            6,166            9,071
                                                                    -------------    -------------
     Total Assets...............................................       71,452,760       22,509,873
                                                                    -------------    -------------
LIABILITIES:
Payable for investment securities purchased.....................        2,374,448          525,979
Payable for capital shares redeemed.............................           15,955                3
Payable due to Investment Advisor...............................           62,228           11,115
Shareholder servicing fees payable..............................           31,758            9,954
Payable due to Administrator....................................            3,119              977
Chief Compliance Officer fees payable...........................              419              134
Payable due to trustees.........................................              199               64
Payable due to custodian........................................               --            8,239
Accrued expenses................................................           29,570           32,401
                                                                    -------------    -------------
     Total Liabilities..........................................        2,517,696          588,866
                                                                    -------------    -------------
   NET ASSETS...................................................    $  68,935,064    $  21,921,007
                                                                    =============    =============
NET ASSETS CONSIST OF:
Paid-in Capital.................................................    $  72,099,117    $  20,146,254
Accumulated net investment loss.................................          (12,596)         (31,335)
Accumulated net realized gain (loss) on investments.............       (4,304,713)          97,516
Net unrealized appreciation on investments......................        1,153,256        1,708,568
Net unrealized appreciation on foreign currency
   contracts, foreign currencies and translation of other
   assets and liabilities denominated in foreign currencies.....               --                4
                                                                    -------------    -------------
   NET ASSETS...................................................    $  68,935,064    $  21,921,007
                                                                    =============    =============
INVESTOR CLASS SHARES:
Net Assets......................................................    $  68,935,064    $  21,921,007
Total shares outstanding at end of year.........................        5,096,782        2,035,318
Net Asset Value Per Share
   (Net Assets / Shares Outstanding)............................    $       13.53    $       10.77

Amounts designated as "--" are $0 or have been rounded to $0.

    The accompanying notes are an integral part of the financial statements.

THE ADVISORS' INNER CIRCLE FUND                            CAMBIAR FUNDS
                                                           FOR THE YEAR ENDED
                                                           APRIL 30, 2008

STATEMENTS OF OPERATIONS

                                                                                      INTERNATIONAL
                                                                      OPPORTUNITY        EQUITY
                                                                         FUND             FUND
                                                                    --------------    ------------
INVESTMENT INCOME
Dividends......................................................     $   31,358,761    $    939,179
Less: Foreign Taxes Withheld...................................           (258,148)        (61,345)
                                                                    --------------    ------------
TOTAL INVESTMENT INCOME........................................         31,100,613         877,834
                                                                    --------------    ------------
EXPENSES
Investment Advisory Fees.......................................         21,091,104         470,530
Shareholder Servicing Fees -- Investor Class...................          3,521,429          39,165
Administration Fees............................................          1,272,478          23,795
Trustees' Fees.................................................             25,894             522
Chief Compliance Officer Fees..................................             21,006             493
Transfer Agent Fees............................................            879,805          30,141
Printing Fees..................................................            392,667           6,126
Custodian Fees.................................................            327,094          31,479
Legal Fees.....................................................             84,673           1,930
Registration & Filing Fees.....................................             58,598          16,606
Audit Fees.....................................................             22,919          20,818
Other Expenses.................................................             45,738           7,470
                                                                    --------------    ------------
   TOTAL EXPENSES..............................................         27,743,405         649,075
                                                                    --------------    ------------
Less:

   Investment advisory fees waiver.............................         (2,240,984)             --
   Fees Paid Indirectly (Note 3)...............................           (139,167)         (9,512)
                                                                    --------------    ------------
   NET EXPENSES................................................         25,363,254         639,563
                                                                    --------------    ------------
NET INVESTMENT INCOME..........................................          5,737,359         238,271
                                                                    --------------    ------------
NET REALIZED GAIN ON INVESTMENTS...............................         46,424,157       4,518,641
NET REALIZED LOSS ON CONTRACTS FOR DIFFERENCES.................                 --        (990,886)
NET REALIZED LOSS ON FOREIGN CURRENCY TRANSACTIONS.............            (14,845)       (118,372)

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
   ON INVESTMENTS..............................................       (222,609,410)     (1,254,076)

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
   ON CONTRACTS FOR DIFFERENCES................................                 --         228,205

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
   ON FOREIGN CURRENCIES AND TRANSLATION OF OTHER ASSETS
   AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES...........             17,121         (12,189)
                                                                    --------------    ------------
NET GAIN (LOSS) ON INVESTMENTS, CONTRACTS FOR DIFFERENCES
   AND FOREIGN CURRENCY TRANSACTIONS...........................       (176,182,977)      2,371,323
                                                                    --------------    ------------

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS..........     $ (170,445,618)   $  2,609,594
                                                                    ==============    ============

Amounts designated as "--" are $0 or have been rounded to $0.

    The accompanying notes are an integral part of the financial statements.

THE ADVISORS' INNER CIRCLE FUND                           CAMBIAR FUNDS
                                                          FOR THE YEAR ENDED
                                                          APRIL 30, 2008
STATEMENTS OF OPERATIONS

                                                             CONQUISTADOR    AGGRESSIVE
                                                                 FUND        VALUE FUND*
                                                            -------------   ------------
INVESTMENT INCOME
Dividends................................................   $     696,278    $    85,924
Less: Foreign Taxes Withheld.............................              --           (668)
                                                            -------------    -----------
TOTAL INVESTMENT INCOME..................................         696,278         85,256
                                                            -------------    -----------
EXPENSES
Investment Advisory Fees.................................         800,412         82,110
Shareholder Servicing Fees -- Investor Class.............          83,687         16,749
Administration Fees......................................          38,634          4,685
Trustees' Fees...........................................             724            107
Chief Compliance Officer Fees............................             661            150
Transfer Agent Fees......................................          29,803         18,895
Audit Fees...............................................          20,842         19,638
Registration & Filing Fees...............................          18,958          1,256
Printing Fees............................................           9,683          1,948
Custodian Fees...........................................           5,827          2,274
Legal Fees...............................................           3,043          6,761
Offering Costs...........................................              --         27,569
Other Expenses...........................................           1,981            933
                                                            -------------    -----------
   TOTAL EXPENSES........................................       1,014,255        183,075
                                                            -------------    -----------
Less:

   Investment advisory fees waiver.......................              --        (59,263)
   Fees Paid Indirectly (Note 3).........................         (23,253)          (737)
                                                            -------------    -----------
   NET EXPENSES..........................................         991,002        123,075
                                                            -------------    -----------
NET INVESTMENT LOSS......................................        (294,724)       (37,819)
                                                            -------------    -----------
NET REALIZED GAIN (LOSS) ON INVESTMENTS..................      (4,286,448)       144,509
NET REALIZED LOSS ON FOREIGN CURRENCY TRANSACTIONS.......              --        (32,282)
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION) ON INVESTMENTS.........................      (5,818,987)     1,708,568
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
   ON FOREIGN CURRENCIES AND TRANSLATION OF OTHER ASSETS
   AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES.....              --              4
                                                            -------------    -----------
NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN
   CURRENCY TRANSACTIONS.................................     (10,105,435)     1,820,799
                                                            -------------    -----------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS....   $ (10,400,159)   $ 1,782,980
                                                            =============    ===========

* Commenced operations on August 31, 2007.

Amounts designated as "--" are $0 or have been rounded to $0.

    The accompanying notes are an integral part of the financial statements.

THE ADVISORS' INNER CIRCLE FUND                             CAMBIAR OPPORTUNITY
                                                            FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                             YEAR            YEAR
                                                                                            ENDED            ENDED
                                                                                           APRIL 30,        APRIL 30,
                                                                                             2008             2007
                                                                                        --------------   --------------
OPERATIONS:
   Net Investment Income .............................................................  $    5,737,359   $   14,216,310
   Net Realized Gain on Investments...................................................      46,424,157       56,800,741
   Net Realized Loss on Foreign Currency Transactions.................................         (14,845)        (157,420)
   Net Change in Unrealized Appreciation (Depreciation) on Investments................    (222,609,410)     236,937,363
   Net Change in Unrealized Appreciation (Depreciation) on Foreign Currencies and
     Translation of Other Assets and Liabilities Denominated in Foreign Currencies....          17,121          (17,121)
                                                                                        --------------   --------------

   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS....................    (170,445,618)     307,779,873
                                                                                        --------------   --------------

DIVIDENDS AND DISTRIBUTIONS:
   Net Investment Income:
      Investor Class Shares...........................................................      (3,730,609)      (6,156,442)
      Institutional Class Shares......................................................      (5,419,692)      (7,212,438)
   Realized Capital Gains:
      Investor Class Shares...........................................................     (52,029,170)     (17,351,704)
      Institutional Class Shares......................................................     (36,557,965)     (14,603,800)
                                                                                        --------------   --------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS..................................................     (97,737,436)     (45,324,384)
                                                                                        --------------   --------------
CAPITAL SHARE TRANSACTIONS:
   Investor Class Shares
      Issued .........................................................................     414,478,483      854,327,384
      Reinvestment of Distributions...................................................      52,907,995       22,040,692
      Redeemed........................................................................    (896,089,594)    (259,072,362)
                                                                                        --------------   --------------
   Net Increase (Decrease) from Investor Class Share Transactions.....................    (428,703,116)     617,295,714
                                                                                        --------------   --------------
   Institutional Class Shares
      Issued..........................................................................     134,016,257      256,243,250
      Reinvestment of Distributions...................................................      40,627,042       20,317,046
      Redeemed........................................................................    (236,109,827)    (388,040,422)
                                                                                        --------------   --------------
   Net Decrease from Institutional Class Share Transactions...........................     (61,466,528)    (111,480,126)
                                                                                        --------------   --------------

   NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS..............    (490,169,644)     505,815,588
                                                                                        --------------   --------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS............................................    (758,352,698)     768,271,077

NET ASSETS:
   Beginning of year..................................................................   2,642,212,457    1,873,941,380
                                                                                        --------------   --------------
   End of year (including undistributed net investment income of $0 and
        $3,195,278, respectively).....................................................  $1,883,859,759   $2,642,212,457
                                                                                        ==============   ==============
SHARE TRANSACTIONS:
   Investor Class Shares
      Issued .........................................................................      20,885,157       43,775,942
      Reinvestment of Distributions...................................................       2,763,976        1,072,288
      Redeemed........................................................................     (45,421,677)     (13,178,592)
                                                                                        --------------   --------------
   Total Increase (Decrease) in Investor Class Shares.................................     (21,772,544)      31,669,638
                                                                                        --------------   --------------
   Institutional Class Shares
      Issued .........................................................................       6,667,237       13,377,038
      Reinvestment of Distributions...................................................       2,116,420          987,064
      Redeemed........................................................................     (12,028,248)     (18,779,823)
                                                                                        --------------   --------------
   Total Decrease in Institutional Class Shares.......................................      (3,244,591)      (4,415,721)
                                                                                        --------------   --------------
   NET INCREASE (DECREASE) IN SHARES OUTSTANDING......................................     (25,017,135)      27,253,917
                                                                                        ==============   ==============

    The accompanying notes are an integral part of the financial statements.

THE ADVISORS' INNER CIRCLE FUND                            CAMBIAR INTERNATIONAL
                                                           EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                            YEAR              YEAR
                                                                                            ENDED            ENDED
                                                                                           APRIL 30,        APRIL 30,
                                                                                             2008             2007
                                                                                        --------------   --------------
OPERATIONS:
   Net Investment Income...........................................................     $      238,271   $      329,229
   Net Realized Gain on Investments and Contracts for Differences..................          3,527,755        3,728,458
   Net Realized Loss on Foreign Currency Transactions..............................           (118,372)         (18,363)
   Net Change in Unrealized Appreciation (Depreciation) On Investments and
      Contracts for  Differences...................................................         (1,025,871)         756,294
   Net Change in Unrealized Appreciation (Depreciation) on
      Foreign Currencies and Translation of Other Assets and Liabilities
      Denominated in Foreign Currencies............................................            (12,189)           5,803
                                                                                        --------------   --------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............................          2,609,594        4,801,421
                                                                                        --------------   --------------

DIVIDENDS AND DISTRIBUTIONS:
   Net Investment Income...........................................................           (341,813)        (252,458)
   Realized Gains..................................................................         (3,227,156)      (4,574,594)
                                                                                        --------------   --------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS...............................................         (3,568,969)      (4,827,052)
                                                                                        --------------   --------------

CAPITAL SHARE TRANSACTIONS:
   Issued..........................................................................          3,954,858        5,377,017
   Reinvestment of Distributions...................................................          3,568,009        4,826,453
   Redemption Fees -- Note 2.......................................................              6,062           78,292
   Redeemed........................................................................         (2,591,172)     (12,774,744)
                                                                                        --------------   --------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM
      CAPITAL SHARE TRANSACTIONS...................................................          4,937,757       (2,492,982)
                                                                                        --------------   --------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS.........................................          3,978,382       (2,518,613)

NET ASSETS:
   Beginning of year...............................................................         39,631,070       42,149,683
                                                                                        --------------   --------------
   End of year (including (accumulated net investment loss) undistributed net
      investment income of $(106,955) and $80,452, respectively)...................     $   43,609,452   $   39,631,070
                                                                                        ==============   ==============

SHARE TRANSACTIONS:
   Issued..........................................................................            149,740          210,252
   Reinvestment of Distributions...................................................            132,394          196,943
   Redeemed........................................................................           (103,618)        (516,975)
                                                                                        --------------   --------------

   NET INCREASE (DECREASE) IN SHARES OUTSTANDING...................................            178,516         (109,780)
                                                                                        ==============   ==============

    The accompanying notes are an integral part of the financial statements.

THE ADVISORS' INNER CIRCLE FUND                                CAMBIAR
                                                               CONQUISTADOR FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                             YEAR             YEAR
                                                                                            ENDED            ENDED
                                                                                          APRIL 30,        APRIL 30,
                                                                                             2008             2007
                                                                                        --------------   --------------
OPERATIONS:
   Net Investment Loss.............................................................     $     (294,724)  $     (308,484)
   Net Realized Gain (Loss) on Investments.........................................         (4,286,448)       3,845,029
   Net Change in Unrealized Appreciation (Depreciation) on Investments.............         (5,818,987)       6,148,869
                                                                                        --------------   --------------

   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.................        (10,400,159)       9,685,414
                                                                                        --------------   --------------
DISTRIBUTIONS:
   Realized Gains..................................................................         (3,229,438)      (1,010,681)
                                                                                        --------------   --------------
   TOTAL DISTRIBUTIONS.............................................................         (3,229,438)      (1,010,681)
                                                                                        --------------   --------------
CAPITAL SHARE TRANSACTIONS:
   Issued..........................................................................         26,628,339       61,678,576
   Reinvestment of Distributions...................................................          2,852,170        1,006,620
   Redemption Fees -- Note 2.......................................................              3,812            1,806
   Redeemed........................................................................        (19,049,437)     (12,886,333)
                                                                                        --------------   --------------
   NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS......................         10,434,884       49,800,669
                                                                                        --------------   --------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS.........................................         (3,194,713)      58,475,402

NET ASSETS:
   Beginning of year...............................................................         72,129,777       13,654,375
                                                                                        --------------   --------------
   End of year (including Accumulated net investment loss of $12,596 and
      $22,039, respectively).......................................................     $   68,935,064   $   72,129,777
                                                                                        ==============   ==============

SHARE TRANSACTIONS:
   Issued..........................................................................          1,842,316        4,283,752
   Reinvestment of Distributions...................................................            205,045           65,407
   Redeemed........................................................................         (1,341,764)        (877,137)
                                                                                        --------------   --------------
   NET INCREASE IN SHARES OUTSTANDING..............................................            705,597        3,472,022
                                                                                        ==============   ==============

    The accompanying notes are an integral part of the financial statements.

THE ADVISORS' INNER CIRCLE FUND                              CAMBIAR AGGRESSIVE
                                                             VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                     AUGUST 31,
                                                                                      2007* TO
                                                                                      APRIL 30,
                                                                                        2008
                                                                                   --------------
OPERATIONS:
   Net Investment Loss........................................................     $      (37,819)
   Net Realized Gain on Investments...........................................            144,509
   Net Realized Loss on Foreign Currency Transactions.........................            (32,282)
   Net Change in Unrealized Appreciation (Depreciation) on Investments........          1,708,568
   Net Change in Unrealized Appreciation (Depreciation) on
      Foreign Currencies and Translation of Other Assets and
      Liabilities Denominated in Foreign Currencies...........................                  4
                                                                                   --------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.......................          1,782,980
                                                                                   --------------

DIVIDENDS AND DISTRIBUTIONS:
   Net Investment Income......................................................             (8,227)
                                                                                   --------------

   TOTAL DIVIDENDS AND DISTRIBUTIONS..........................................             (8,227)

CAPITAL SHARE TRANSACTIONS:
   Issued.....................................................................         21,190,605
   Reinvestment of Distributions..............................................              8,227
   Redemption Fees -- Note 2..................................................              4,758
   Redeemed...................................................................         (1,057,336)
                                                                                   --------------

   NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.................         20,146,254
                                                                                   --------------
   TOTAL INCREASE IN NET ASSETS ..............................................         21,921,007

NET ASSETS:
   Beginning of period........................................................                 --
                                                                                   --------------
   End of period (including accumulated net investment loss of $31,335).......     $   21,921,007
                                                                                   ==============

SHARE TRANSACTIONS:
   Issued.....................................................................          2,143,496
   Reinvestment of Distributions..............................................                803
   Redeemed...................................................................           (108,981)
                                                                                   --------------

   NET INCREASE IN SHARES OUTSTANDING FROM SHARE TRANSACTIONS.................          2,035,318
                                                                                   ==============

* Commencement of Operations

Amount designated as "--" is $0.

    The accompanying notes are an integral part of the financial statements.

THE ADVISORS' INNER CIRCLE FUND                              CAMBIAR OPPORTUNITY
                                                             FUND

FINANCIAL HIGHLIGHTS

                                                SELECTED PER SHARE DATA & RATIOS
                                    FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                                       INVESTOR CLASS SHARES*
                                                     -------------------------------------------------------------
                                                                         YEAR ENDED APRIL 30,
                                                     -------------------------------------------------------------
                                                         2008         2007        2006        2005        2004
                                                     -----------   ----------   ---------   ---------   ----------
Net Asset Value, Beginning of Year................   $     20.97   $    18.98   $   16.31   $   14.91   $    10.96
Income (Loss) from Operations:
Net Investment Income(1)..........................          0.03         0.09        0.09        0.05         0.06
Net Realized and Unrealized Gain (Loss)...........         (1.45)        2.25        2.66        1.41         3.97
                                                     -----------   ----------   ---------   ---------   ----------
Total from Operations.............................         (1.42)        2.34        2.75        1.46         4.03
                                                     -----------   ----------   ---------   ---------   ----------
Dividends and Distributions:
Net Investment Income.............................         (0.06)       (0.09)      (0.04)      (0.06)       (0.08)
Net Realized Gain.................................         (0.84)       (0.26)      (0.04)         --           --
                                                     -----------   ----------   ---------   ---------   ----------
Total Dividends and Distributions.................         (0.90)       (0.35)      (0.08)      (0.06)       (0.08)
                                                     -----------   ----------   ---------   ---------   ----------
Net Asset Value, End of Year......................   $     18.65   $    20.97 $     18.98   $   16.31   $    14.91
                                                     ===========   ==========   =========   =========   ==========

TOTAL RETURN+.....................................         (6.90)%      12.37%      16.87%       9.78%       36.93%
                                                     ===========   ==========   =========   =========   ==========

RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Year (Thousands)...............   $ 1,085,391   $1,676,270   $ 916,371   $ 296,946   $   97,543
Ratio of Expenses to Average Net Assets...........          1.20%        1.20%       1.20%       1.51%        1.37%
Ratio of Expenses to Average Net Assets
   (Excluding Waivers and Fees Paid Indirectly)...          1.31%        1.29%       1.34%       1.64%        2.01%
Ratio of Net Investment Income to
    Average Net Assets............................          0.16%        0.48%       0.51%       0.30%        0.46%
Portfolio Turnover Rate...........................            67%          59%         38%         43%          45%

* Prior to November 3, 2005, Investor Class Shares were offered as Institutional Class Shares.

+ Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)   Per share data calculated using the average shares method.

    The accompanying notes are an integral part of the financial statements.

THE ADVISORS' INNER CIRCLE FUND                              CAMBIAR OPPORTUNITY
                                                             FUND

FINANCIAL HIGHLIGHTS

                                                SELECTED PER SHARE DATA & RATIOS
                                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                        INSTITUTIONAL CLASS SHARES
                                                  ---------------------------------------
                                                    YEAR          YEAR        NOVEMBER 3,
                                                    ENDED         ENDED        2005* TO
                                                  APRIL 30,     APRIL 30,      APRIL 30,
                                                    2008          2007           2006
                                                  ---------     ---------     -----------
Net Asset Value, Beginning of Period............  $   21.00     $   18.99     $     17.27
Income (Loss) from Operations:
Net Investment Income(1)........................       0.08          0.15            0.07
Net Realized and Unrealized Gain (Loss).........      (1.44)         2.25            1.74
                                                  ---------     ---------     -----------
Total from Operations...........................      (1.36)         2.40            1.81
                                                  ---------     ---------     -----------
Dividends and Distributions:
Net Investment Income...........................      (0.12)        (0.13)          (0.05)
Net Realized Gain...............................      (0.84)        (0.26)          (0.04)
                                                  ---------     ---------     -----------
Total Dividends and Distributions...............      (0.96)        (0.39)          (0.09)
                                                  ---------     ---------     -----------
Net Asset Value, End of Period..................  $   18.68     $   21.00     $     18.99
                                                  =========     =========     ===========
TOTAL RETURN+...................................      (6.60)%       12.67%          10.49%
                                                  =========     =========     ===========

RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)...........  $ 798,469     $ 965,942     $   957,570
Ratio of Expenses to Average Net Assets.........       0.95%         0.95%           0.95%**
Ratio of Expenses to Average Net Assets
   (Excluding Waivers, Expense Reimbursements
   and Fees Paid Indirectly)....................       1.05%         1.03%           1.07%**
Ratio of Net Investment Income to
   Average Net Assets...........................       0.40%         0.76%           0.80%**
Portfolio Turnover Rate.........................         67%           59%             38%***

*     Commencement of Operations

**    Annualized

*** Portfolio turnover is for the period indicated and has not been annualized.

+ Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had certain expenses not been waived and assumed by the Advisor during the period.

(1)   Per share data calculated using the average shares method.

    The accompanying notes are an integral part of the financial statements.

THE ADVISORS' INNER CIRCLE FUND                            CAMBIAR INTERNATIONAL
                                                           EQUITY FUND

FINANCIAL HIGHLIGHTS

                                                SELECTED PER SHARE DATA & RATIOS
                                    FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                                  YEAR ENDED APRIL 30,
                                             ----------------------------------------------------------------
                                               2008         2007           2006           2005        2004
                                             --------     ---------      ---------     ---------   ----------
Net Asset Value, Beginning of Year.........  $  26.27     $   26.05      $   22.17     $   20.43   $    13.52
Income from Operations:
Net Investment Income(1)...................      0.15          0.23           0.25          0.11         0.13
Net Realized and Unrealized
   Gain (Loss).............................      1.73          3.50           6.06          1.65         6.89
                                             --------     ---------      ---------     ---------   ----------
Total from Operations......................      1.88          3.73           6.31          1.76         7.02
                                             --------     ---------      ---------     ---------   ----------
Dividends and Distributions:
Net Investment Income......................     (0.20)        (0.16)         (0.03)        (0.02)       (0.11)
Net Realized Gain..........................     (2.10)        (3.40)         (2.40)           --           --
                                             --------     ---------      ---------     ---------   ----------
Total Dividends and Distributions..........     (2.30)        (3.56)         (2.43)        (0.02)       (0.11)
                                             --------     ---------      ---------     ---------   ----------
Redemption Fees............................      0.00(2)       0.05           0.00(2)         --         0.00(2)
                                             --------     ---------      ---------     ---------   ----------
Net Asset Value, End of Year...............  $  25.85     $   26.27      $   26.05     $   22.17   $    20.43
                                             ========     =========      =========     =========   ==========
TOTAL RETURN+..............................      6.85%        15.61%++       30.65%         8.62%       51.97%++
                                             ========     =========      =========     =========   ==========

RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Year (Thousands)......... $ 43,609     $  39,631      $  42,150     $  28,388   $   22,496
Ratio of Expenses to Average
   Net Assets...............................     1.50%         1.50%          1.50%         1.63%        1.75%
Ratio of Expenses to Average Net Assets
   (Excluding Waivers and Fees
   Paid Indirectly).........................     1.52%         1.53%          1.50%         1.63%        2.05%
Ratio of Net Investment Income to
   Average Net Assets.......................     0.56%         0.91%          1.08%         0.52%        0.70%
Portfolio Turnover Rate.....................      114%           92%           102%           63%          76%

+ Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

++ Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period.

(1)   Per share data calculated using the average shares method.

(2)   Amount represents less than $0.01 per share.

Amounts designated as "--" are $0 or have been rounded to $0.

    The accompanying notes are an integral part of the financial statements.

THE ADVISORS' INNER CIRCLE FUND                                CAMBIAR
                                                               CONQUISTADOR FUND

FINANCIAL HIGHLIGHTS

                                                SELECTED PER SHARE DATA & RATIOS
                                   FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                              YEAR           YEAR           YEAR         AUGUST 31,
                                              ENDED          ENDED          ENDED        2004* TO
                                            APRIL 30,      APRIL 30,      APRIL 30,      APRIL 30,
                                              2008           2007           2006           2005
                                            ---------      ---------      ---------     -----------
Net Asset Value, Beginning of Period....... $   16.43      $   14.86      $   11.13     $     10.00
Income (Loss) from Operations:
Net Investment Loss(1).....................     (0.06)         (0.11)         (0.12)          (0.05)
Net Realized and Unrealized Gain (Loss)....     (2.15)          1.97           4.57            1.26
                                            ---------      ---------      ---------     -----------
Total from Operations......................     (2.21)          1.86           4.45            1.21
                                            ---------      ---------      ---------     -----------
Dividends and Distributions:
Net Investment Income......................        --             --          (0.03)          (0.03)
Net Realized Gain..........................     (0.69)         (0.29)         (0.69)          (0.05)
                                            ---------      ---------      ---------     -----------
Total Dividends and Distributions..........     (0.69)         (0.29)         (0.72)          (0.08)
                                            ---------      ---------      ---------     -----------
Redemption Fees............................      0.00(2)        0.00(2)        0.00(2)           --
                                            ---------      ---------      ---------     -----------
Net Asset Value, End of Period............. $   13.53      $   16.43      $   14.86     $     11.13
                                            =========      =========      =========     ===========
TOTAL RETURN+..............................    (13.55)%        12.63%++       40.98%++        12.09%***++
                                            =========      =========      =========     ===========

RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)...... $  68,935      $  72,130      $  13,654     $     2,220
Ratio of Expenses to Average Net Assets....      1.43%          1.50%          1.69%           1.85%**
Ratio of Expenses to Average Net Assets
  (Excluding Waivers and Fees Paid
  Indirectly)..............................      1.46%          1.55%          3.00%           6.55%**
Ratio of Net Investment Loss to
  Average Net Assets.......................     (0.42)%        (0.72)%        (0.90)%         (0.63)%**
Portfolio Turnover Rate....................       124%            81%            91%             36%***

*     Commencement of Operations

**    Annualized

*** Total return and Portfolio turnover are for the period indicated and have not been annualized.

+ Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

++ Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period.

(1)   Per share data calculated using the average shares method.

(2)   Amount represents less than $0.01 per share.

Amounts designated as "--" are $0.

    The accompanying notes are an integral part of the financial statements.

THE ADVISORS' INNER CIRCLE FUND                               CAMBIAR AGGRESSIVE
                                                              VALUE FUND

FINANCIAL HIGHLIGHTS

                                                SELECTED PER SHARE DATA & RATIOS
                                   FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                 AUGUST 31,
                                                                 2007* TO
                                                                 APRIL 30,
                                                                   2008
                                                                 ---------
Net Asset Value, Beginning of Period..........................   $   10.00
Income (Loss) from Operations:
Net Investment Loss(1).......................................        (0.03)
Net Realized and Unrealized Gain..............................        0.81
                                                                 ---------
Total from Operations.........................................        0.78
                                                                 ---------
Dividends:
Net Investment Income.........................................       (0.01)
                                                                 ---------
Total Dividends...............................................       (0.01)
                                                                 ---------
Redemption Fees...............................................        0.00(2)
                                                                 ---------
Net Asset Value, End of Period................................   $   10.77
                                                                 =========
TOTAL RETURN+.................................................        7.83%***
                                                                 =========

RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands).........................   $  21,921
Ratio of Expenses to Average Net Assets.......................        1.50%**
Ratio of Expenses to Average Net Assets (Excluding Waivers,
   Expense Reimbursements and Fees Paid Indirectly)...........        2.23%**
Ratio of Net Investment Loss to Average Net Assets............       (0.46)%**
Portfolio Turnover Rate.......................................         184%***

*     Commencement of Operations

**    Annualized

*** Total return and Portfolio turnover are for the period indicated and have not been annualized.

+ Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)   Per share data calculated using the average shares method.

(2)   Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of the financial statements.

THE ADVISORS' INNER CIRCLE FUND                                          CAMBIAR
                                                                         FUNDS

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION:

THE ADVISORS' INNER CIRCLE FUND (the "Trust") is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 36 funds. The financial statements herein are those of the Cambiar Opportunity Fund, Cambiar International Equity Fund, Cambiar Conquistador Fund and Cambiar Aggressive Value Fund (collectively the "Funds," individually a "Fund"). Each of the Funds seeks total return and capital preservation, except for the Aggressive Value Fund, which seeks long-term capital appreciation. The goal of each of the Funds is to provide above-average performance in both rising and falling market periods by investing in stocks that have limited downside risk and positive upside potential. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder's interest is limited to the fund in which shares are held.

The Cambiar Aggressive Value Fund commenced operations on August 31, 2007.

2. SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of the significant accounting policies followed by the Funds.

      Use of Estimates -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

      Security Valuation -- Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ) are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. If a

THE ADVISORS' INNER CIRCLE FUND                                          CAMBIAR
                                                                         FUNDS

      security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from at least one independent broker.

      Securities for which market prices are not "readily available" are valued in accordance with Fair Value Procedures established by the Funds' Board of Trustees (the "Board"). The Funds' Fair Value Procedures are implemented through a Fair Value Committee (the "Committee") designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

      The Cambiar International Equity Fund uses FT Interactive ("FT") as a third party fair valuation vendor. FT provides a fair value for foreign securities held by the Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by FT in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Committee. The Committee has also established a "confidence interval" which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Cambiar International Equity Fund values the non-U.S. securities in its portfolio that exceed the applicable "confidence interval" based upon the fair values provided by FT. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by FT are not reliable, the Adviser contacts the Funds Administrator and requests that a meeting of the Committee be held.

      Options for which the primary market is a national securities exchange are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price for long options, and the most recent ask price for written options. Options not traded on a national securities exchange are valued in accordance with Fair Value Procedures established by the Funds' Board of Trustees.

THE ADVISORS' INNER CIRCLE FUND                                         CAMBIAR
                                                                        FUNDS

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security's last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time a Fund calculates net asset value if an event that could materially affect the value of those securities (a "Significant Event") has occurred between the time of the security's last close and the time that a Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the Adviser of the Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which a Fund calculates net asset value, it may request that a Committee Meeting be called. In addition, the Fund's Administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time a Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the Administrator, the Administrator notifies the Adviser if a Fund is holding the relevant security that such limits have been exceeded. In such event, the adviser makes the determination whether a Committee Meeting should be called based on the information provided.

At April 30, 2008, there were no securities valued in accordance with the Fair Value Procedures.

Federal Income Taxes -- It is each Fund's intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Cambiar International Equity Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Cambiar International Equity Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.

On October 31, 2007, the Funds adopted Financial Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than not" to be sustained by the applicable taxing authority and requires measurement of a tax

THE ADVISORS' INNER CIRCLE FUND                                         CAMBIAR
                                                                        FUNDS

position meeting the "more-likely-than-not" threshold, based on the largest benefit that is more than 50 percent likely to be realized.

The adoption of FIN 48 did not result in the recording of any tax expense in the current period. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, on-going analyses of and changes to tax laws, regulations and interpretations thereof.

Security Transactions and Investment Income -- Security transactions are accounted for on the trade date for financial reporting purposes. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis. Costs used in determining realized gains and losses on the sales of investment securities are based on specific identification.

Foreign Currency Translation -- The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized gains and losses on investments and net change in unrealized appreciation (depreciation) on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent amounts actually received or paid.

Options -- The Funds are authorized to purchase put and call options. The risk in purchasing an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

Contracts for Differences -- The Funds are authorized to enter into various contracts, including contracts for differences ("CFD's"), for the purposes of

THE ADVISORS' INNER CIRCLE FUND                                         CAMBIAR
                                                                        FUNDS

capitalizing on valuation anomalies that exist between parent companies and their subsidiaries. CFD's are a two-party contract in which the seller (buyer) will pay to the buyer (seller) the difference between the current value of a security and its value at the time the contract was entered. The contracts have no expiration date.

The CFD's utilized in Cambiar's International Equity Fund are effectively total return swaps. In a long position, the Fund will receive or pay an amount based upon the amount, if any, by which the notional amount of the CFD would have increased or decreased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks, less a floating rate of interest on the notional amount of the CFD. In a short position, the Fund will receive or pay an amount based upon the amount, if any, by which the notional amount of the CFD would have decreased or increased in value had it sold the particular stocks short, less the dividends that would have been paid on those stocks, plus a floating rate of interest on the notional amount of the CFD. All of these components are reflected in the market value of the CFD.

CFDs are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, if any, are recorded as an unrealized gain or loss in the Statement of Operations. Periodic payments made or received are recorded as realized gains or losses. Entering into CFDs involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contract may default on its obligation to perform and that there may be unfavorable changes in market conditions. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. CFD's outstanding at period end, if any, are listed on the Schedule of Invest-ments. In connection with futures contracts, cash or securities may be segregated as collateral by the Funds' custodian.

Expenses -- Expenses of the Trust that can be directly attributed to a particular fund are borne by that fund. Expenses which cannot be directly attributed to a fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Classes -- Class specific expenses are borne by that class of shares. Income, realized and unrealized gains and losses and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

THE ADVISORS' INNER CIRCLE FUND                                         CAMBIAR
                                                                        FUNDS

      Dividends and Distributions to Shareholders -- The Funds will distribute substantially all of their net investment income and net realized capital gains, if any, at least annually. All distributions are recorded on ex-dividend date.

      Offering Costs -- The Cambiar Aggressive Value Fund's offering costs, which include registration fees, typesetting and prospectus printing, and preparation of the initial registration statement, are being amortized over a twelve-month period from inception. As of April 30, 2008, $16,042 remained to be amortized.

      Redemption Fees -- The Cambiar International Equity Fund, Cambiar Conquistador Fund and Cambiar Aggressive Value Fund retain a redemption fee of 2.00% on redemptions of capital shares held for less than ninety days. For the year ended April 30, 2008, the Funds retained fees of $6,062, $3,812 and $4,758, respectively. Such fees are retained by the Funds for the benefit of the remaining shareholders.

3. ADMINISTRATION, DISTRIBUTION, SHAREHOLDER SERVICING, TRANSFER AGENT AND CUSTODY AGREEMENTS:

The Funds and SEI Investments Global Fund Services (the "Administrator") are parties to an Administration Agreement under which the Administrator provides management and administrative services for an annual fee equal to 0.08% of the first $500 million, 0.06% of the next $500 million, 0.045% of the next $2 billion and 0.035% of any amount above $3 billion of the Funds' average daily net assets, subject to a minimum fee of $300,000.

The Trust and SEI Investments Distribution Co. (the "Distributor") are parties to a Distribution Agreement. The Distributor receives no fees under the agreement.

Effective October 1, 2005, the Funds adopted a shareholder servicing fee plan under which a shareholder servicing fee up to 0.25% of average daily net assets attributable to the Investor Class Shares of the Funds will be paid to the Distributor. The Distributor may perform, or may compensate other service providers for providing, certain shareholder and administrative services. Shareholder servicing fees in excess of 0.25% of average daily net assets of the Investor Class are paid by Cambiar Investors, LLC (the "Adviser").

Certain officers of the Trust are also officers of the Administrator, which is a wholly-owned subsidiary of SEI Investments Company and/or the Distributor. Such officers are paid no fees by the Trust for serving as officers of the Trust.

THE ADVISORS' INNER CIRCLE FUND                                        CAMBIAR
                                                                       FUNDS

A portion of the services provided by the Chief Compliance Officer ("CCO") and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust's Advisors and service providers as required by SEC regulations. The CCO's services have been approved by and are reviewed by the Board.

DST Systems, Inc. serves as the Transfer Agent and dividend disbursing agent for the Funds under a transfer agency agreement.

The Funds earn cash management credits which are used to offset transfer agent expenses. During the year, the Cambiar Opportunity, the Cambiar International Equity, the Cambiar Conquistador and the Cambiar Aggressive Value Funds earned credits of $139,167, $9,512, $23,253 and $737, respectively, which were used to offset transfer agent expenses. These amounts are listed as "Fees Paid Indirectly" on the Statements of Operations.

Union Bank of California, N.A. serves as custodian (the "Custodian") for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased and sold by the Funds.

4. INVESTMENT ADVISORY AGREEMENTS:

Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to the Cambiar Opportunity Fund at a fee calculated at an annual rate of 1.00% of the first $500 million, 0.90% of assets between $500 million and $2.5 billion and 0.75% of amounts above $2.5 billion of the Fund's average daily net assets. Under the terms of the investment advisory agreement, the Adviser provides investment advisory services to the Cambiar International Equity, the Cambiar Conquistador and the Cambiar Aggressive Value Funds at an annual rate of 1.10%, 1.15% and 1.00%, respectively, of each Fund's average daily net assets. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the total operating expenses of the Cambiar Opportunity Fund's Investor Class Shares and the Institutional Class Shares from exceeding 1.20% and 0.95% of each Class' average daily net assets, respectively. The Adviser has also voluntarily agreed to waive a portion of its advisory fees, and to assume expenses, if necessary, in order to keep the Cambiar International Equity, Conquistador and Aggressive Value Funds' total operating expenses from exceeding 1.50% of each Fund's average daily net assets.

THE ADVISORS' INNER CIRCLE FUND                                         CAMBIAR
                                                                        FUNDS

5. INVESTMENT TRANSACTIONS:

For the year ended April 30, 2008, the Funds made purchases and sales of investment securities other than long-term U.S. Government and short-term securities as follows:

                                 PURCHASES             SALES
                             -----------------   ----------------
Opportunity Fund............  $  1,438,364,693   $  2,103,214,361
International Equity Fund...        47,487,004         49,461,974
Conquistador Fund...........        92,885,787         80,185,860
Aggressive Value Fund*......        36,832,636         21,358,100

*For the period August 31, 2007 through April 30, 2008.

There were no purchases or sales of long-term U.S. Government Securities for any of the Funds.

6. FEDERAL TAX INFORMATION:

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from U.S. generally accepted accounting principles. These differences are primarily due to wash sales and differing book and tax treatments for foreign currency transactions and certain net operating losses which, for tax purposes, are not available to offset future income. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to undistributed net investment income, paid-in capital or accumulated net realized loss, as appropriate, in the period that the differences arise.

Accordingly, the following reclassifications have been made to/from the following accounts:

                                     UNDISTRIBUTED
                                     NET INVESTMENT    ACCUMULATED
                                        INCOME/        NET REALIZED   PAID-IN
                                   (ACCUMULATED LOSS)   GAIN (LOSS)   CAPITAL
                                   ------------------  ------------  ----------
Cambiar Opportunity Fund           $        217,664    $  (217,664)  $      --
Cambiar International Equity Fund           (83,865)        83,865          --
Cambiar Conquistador Fund                   304,167          1,026    (305,193)
Cambiar Aggressive Fund                      14,711        (14,711)         --

THE ADVISORS' INNER CIRCLE FUND                                         CAMBIAR
                                                                        FUNDS

The tax character of dividends and distributions paid during the last two fiscal years was as follows:

                        ORDINARY      LONG-TERM    RETURN OF
                         INCOME      CAPITAL GAIN   CAPITAL       TOTAL
                      ------------  -------------  ---------  -------------
Opportunity Fund
    2008              $  8,917,791  $  88,819,645  $     --   $  97,737,436
    2007                26,357,722     18,966,662        --      45,324,384

International Equity
 Fund
    2008                   868,285      2,700,684        --       3,568,969
    2007                 1,779,520      3,047,532        --       4,827,052

Conquistador Fund
    2008                 3,061,638        166,774     1,026       3,229,438
    2007                   786,983        223,698        --       1,010,681

Aggressive Value Fund
    2008                     8,227             --        --           8,227

As of April 30, 2008, the components of Distributable Earnings (Accumulated Losses) on a tax basis were as follows:

                                  CAMBIAR          CAMBIAR         CAMBIAR       CAMBIAR
                                OPPORTUNITY     INTERNATIONAL   CONQUISTADOR    AGGRESSIVE
                                    FUND         EQUITY FUND        FUND        VALUE FUND
                               --------------   -------------   ------------   -------------
Undistributed Ordinary
    Income                     $           --   $         --    $         --   $    476,354
Undistributed Long-Term
    Capital Gain                   18,055,347      2,081,002              --             --
Capital Loss Carryforwards                 --             --      (2,796,212)            --
Post-October Losses                        --             --      (1,030,727)            --
Post-October Currency Losses               --       (106,958)             --        (31,334)
Unrealized Appreciation           164,712,709      7,893,375         675,483      1,329,733
Other Temporary Differences                --             --         (12,597)            --
                               --------------   ------------    ------------   ------------
Total Distributable Earnings   $  182,768,056   $  9,867,419    $ (3,164,053)  $  1,774,753
                               ==============   ============    ============   ============

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward for a maximum period of eight years and applied against future net realized gains. As of April 30, 2008, the Conquistador Fund had capital loss carryforwards of $2,796,212 expiring in April 2016.

THE ADVISORS' INNER CIRCLE FUND                                         CAMBIAR
                                                                        FUNDS

Post-October losses and post-October currency losses represent losses realized on investment transactions and on foreign currency transactions, respectively, from November 1, 2007 through April 30, 2008 that, in accordance with Federal income tax regulations, a Fund may elect to defer and treat as having arisen in the following year.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments, for Federal income tax purposes at April 30, 2008, were as follows:

                      FEDERAL        UNREALIZED     UNREALIZED    NET UNREALIZED
                      TAX COST      APPRECIATION   DEPRECIATION    APPRECIATION
                  ---------------  -------------  --------------  --------------
Opportunity
    Fund          $ 1,721,123,554  $ 257,706,003  $  (92,993,294) $  164,712,709

International
    Equity Fund        35,330,394      8,480,096        (806,201)      7,673,895

Conquistador
    Fund               70,461,204      6,333,803      (5,658,320)        675,483

Aggressive Value
    Fund               20,466,774      2,040,484        (710,755)      1,329,729

7. RISKS:

At April 30, 2008, the net assets of the Cambiar International Equity Fund were substantially comprised of foreign denominated securities and/or currency. Changes in currency exchange rates will affect the value of, and investment income from, such securities and currency.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibly lower level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

THE ADVISORS' INNER CIRCLE FUND                                         CAMBIAR
                                                                        FUNDS

8. OTHER:

At April 30, 2008, 68% of total shares outstanding were held by four record shareholders in the Cambiar Opportunity Fund, Investor Class, 97% of total shares outstanding were held by one record shareholder in the Cambiar Opportunity Fund, Institutional Class, 62% of total shares outstanding were held by two record shareholders in the Cambiar Conquistador Fund, and 65% of the total shares outstanding were held by one record shareholder in the Cambiar Aggressive Value Fund. The Cambiar International Fund had no shareholders owning 10% or more of total shares outstanding. These shareholders are comprised of omnibus accounts, which are held on behalf of various individual shareholders.

9. ACCOUNTING PRONOUNCEMENTS:

In September 2006, FASB issued Statement on Financial Accounting Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of April 30, 2008, the Funds do not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported in the financial statements for a fiscal period.

In March 2008, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 161, Disclosures about Derivative Instruments and Hedging Activities. SFAS No. 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS No. 161 requires enhanced disclosures about the Funds' derivative and hedging activities, including how such activities are accounted for and their effect on the Funds' financial position, performance, and cash flows.

THE ADVISORS' INNER CIRCLE FUND                                          CAMBIAR
                                                                         FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of
The Advisors' Inner Circle Fund and Shareholders of
Cambiar Opportunity Fund
Cambiar International Equity Fund
Cambiar Conquistador Fund
Cambiar Aggressive Value Fund

We have audited the accompanying statements of assets and liabilities of the Cambiar Opportunity Fund, Cambiar International Equity Fund, Cambiar Conquistador Fund, and Cambiar Aggressive Value Fund (four of the portfolios constituting The Advisors' Inner Circle Fund (the "Trust")), including the schedules of investments, as of April 30, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the periods presented through April 30, 2005 were audited by other auditors, whose report dated June 24, 2005 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2008, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

THE ADVISORS' INNER CIRCLE FUND                                         CAMBIAR
                                                                        FUNDS

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the Cambiar Opportunity Fund, Cambiar International Equity Fund, Cambiar Conquistador Fund, and Cambiar Aggressive Value Fund of The Advisors' Inner Circle Fund at April 30, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                             [ERNST & YOUNG LLP]

Philadelphia, Pennsylvania
June 30, 2008

THE ADVISORS' INNER CIRCLE FUND                                          CAMBIAR
                                                                         FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS' INNER CIRCLE FUND (UNAUDITED)

Set forth below are the names, ages, position with the Trust, term of office, length of time served and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be "interested persons" of the Trust are referred to as "Independent Board Members." Messrs. Nesher and Doran are Trustees who may be deemed to be "interested" persons

                                                               TERM OF
                                        POSITION(S)          OFFICE AND
        NAME, ADDRESS,                   HELD WITH            LENGTH OF
            AGE(1)                       THE TRUST          TIME SERVED(2)
-------------------------------     -------------------    ---------------
INTERESTED
BOARD MEMBERS

ROBERT A. NESHER                          Chairman           (Since 1991)
61 yrs. old                            of the Board
                                        of Trustees

WILLIAM M. DORAN                          Trustee            (Since 1992)
1701 Market Street
Philadelphia, PA 19103
67 yrs. old

-------------
1 Unless otherwise noted, the business address of each Trustee is SEI
  Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2 Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust's Declaration of Trust.

THE ADVISORS' INNER CIRCLE FUND                                          CAMBIAR
                                                                         FUNDS

of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Trust's Distributor. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-777-8227. The following chart lists Trustees and Officers as of April 30, 2008.

                                            NUMBER OF
                                           PORTFOLIOS
                                         IN THE ADVISORS'
                                         INNER CIRCLE FUND
  PRINCIPAL OCCUPATION(S)                  OVERSEEN BY                  OTHER DIRECTORSHIPS
     DURING PAST 5 YEARS                  BOARD MEMBER                HELD BY BOARD MEMBER(3)
-----------------------------------    ---------------------    --------------------------------------
Currently performs various services             36              Trustee of The Advisors' Inner
on behalf of SEI Investments for                                Circle Fund II, Bishop Street Funds,
which Mr. Nesher is compensated.                                SEI Asset Allocation Trust, SEI
Executive Vice President of SEI                                 Daily Income Trust, SEI Index
Investments, 1986-1994. Director                                Funds, SEI Institutional International
and Executive Vice President of                                 Trust, SEI Institutional Investments
the Administrator and the                                       Trust, SEI Institutional Managed
Distributor, 1981-1994.                                         Trust, SEI Liquid Asset Trust, SEI
                                                                Tax Exempt Trust, SEI Opportunity
                                                                Master Fund, L.P., SEI Opportunity
                                                                Fund, L.P., SEI Global Master
                                                                Fund, PLC, SEI Global Assets
                                                                Fund, PLC, SEI Global Investments
                                                                Fund, PLC, SEI Investments
                                                                Global, Limited, SEI Investments -
                                                                Global Fund Services, Limited,
                                                                SEI Investments (Europe) Ltd.,
                                                                SEI Investments - Unit Trust
                                                                Management (UK) Limited, and
                                                                SEI Global Nominee Ltd.


Self-employed consultant since                  36              Director of SEI Investments
2003. Partner, Morgan, Lewis &                                  Company and SEI Investments
Bockius LLP (law firm) from                                     Distribution Co.,SEI Investments -
1976-2003, counsel to the Trust,                                Global Fund Services, Limited, SEI
SEI Investments, the Administrator                              Investments (Europe), Limited, SEI
and the Distributor. Director of SEI                            Investments (Asia) Limited, SEI
Investments since 1974; Secretary                               Asset Korea Co., Ltd., Trustee of
of SEI Investments since 1978.                                  The Advisors' Inner Circle Fund II,
                                                                SEI Investments, Bishop Street
                                                                Funds, SEI Asset Allocation Trust,
                                                                SEI Daily Income Trust, SEI Index
                                                                Funds, SEI Institutional International
                                                                Trust, SEI Institutional Investments
                                                                Trust, SEI Institutional Managed
                                                                Trust, SEI Liquid Asset Trust and
                                                                SEI Tax Exempt Trust.

-------------
3 Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the Investment Company Act of 1940.

THE ADVISORS' INNER CIRCLE FUND                                          CAMBIAR
                                                                         FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS' INNER CIRCLE FUND (UNAUDITED)

                                                               TERM OF
                                        POSITION(S)           OFFICE AND
        NAME, ADDRESS,                   HELD WITH            LENGTH OF
            AGE(1)                       THE TRUST          TIME SERVED(2)
-------------------------------     -------------------    ---------------
INDEPENDENT
BOARD MEMBERS

JAMES M. STOREY                         Trustee             (Since 1994)
76 yrs. old

GEORGE J. SULLIVAN, JR.                 Trustee             (Since 1999)
65 yrs. old

BETTY L. KRIKORIAN                      Trustee             (Since 2005)
64 yrs. old

-------------
1 Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2 Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust's Declaration of Trust.

3 Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the Investment Company Act of 1940.

THE ADVISORS' INNER CIRCLE FUND                                          CAMBIAR
                                                                         FUNDS

                                             NUMBER OF
                                            PORTFOLIOS
                                         IN THE ADVISORS'
                                         INNER CIRCLE FUND
      PRINCIPAL OCCUPATION(S)               OVERSEEN BY                  OTHER DIRECTORSHIPS
        DURING PAST 5 YEARS                BOARD MEMBER                HELD BY BOARD MEMBER(3)
-----------------------------------    ---------------------    --------------------------------------

Attorney, Solo Practitioner since              36              Trustee of The Advisors' Inner
1994. Partner, Dechert (law firm),                             Circle Fund II, Bishop Street Funds,
September 1987-December 1993.                                  SEI Asset AllocationTrust, SEI
                                                               Daily Income Trust, SEI Index
                                                               Funds, SEI  Institutional International
                                                               Trust, SEI Institutional Investments
                                                               Trust, SEI Institutional Managed Trust,
                                                               SEI Liquid Asset Trust, SEI Tax Exempt
                                                               Trust and U.S. Charitable Gift Trust.

Chief Executive Officer, Newfound              36              Trustee, State Street Navigator
Consultants, Inc. since April 1997.                            Securities Lending Trust, since
General Partner, Teton Partners, L.P.,                         1995. Trustee of The Fulcrum Trust.
June 1991-December 1996; Chief                                 Trustee of The Advisors' Inner
Financial Officer, Nobel Partners,                             Circle Fund II, Bishop Street Funds,
L.P., March 1991-December 1996;                                SEI Asset AllocationTrust, SEI
Treasurer and Clerk, Peak Asset                                Daily Income Trust, SEI Index
Management, Inc., since 1991.                                  Funds, SEI Institutional International
                                                               Trust, SEI Institutional Investments
                                                               Trust, SEI Institutional Managed Trust,
                                                               SEI Liquid Asset Trust, SEI Tax Exempt
                                                               Trust, SEI Opportunity Master Fund, L.P.
                                                               and SEI Opportunity Fund, L.P.

Self-Employed Legal and Financial              36              Trustee of The Advisors' Inner
Services Consultant since 2003.                                Circle Fund II and Bishop Street
In-house Counsel, State Street                                 Funds.
Bank Global Securities and Cash
Operations from 1995 to 2003.

THE ADVISORS' INNER CIRCLE FUND                                          CAMBIAR
                                                                         FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS' INNER CIRCLE FUND (UNAUDITED)

                                                               TERM OF
                                        POSITION(S)          OFFICE AND
        NAME, ADDRESS,                   HELD WITH            LENGTH OF
            AGE(1)                       THE TRUST          TIME SERVED(2)
-------------------------------     -------------------    ---------------
INDEPENDENT
BOARD MEMBERS (CONTINUED)

CHARLES E. CARLBOM                        Trustee            (Since 2005)
73 yrs. old

MITCHELL A. JOHNSON                       Trustee            (Since 2005)
65 yrs. old

OFFICERS

PHILIP T. MASTERSON                      President           (Since 2008)
44 yrs. old

MICHAEL LAWSON                           Controller          (Since 2005)
47 yrs. old                              and Chief
                                     Financial Officer

RUSSELL EMERY                        Chief Compliance        (Since 2006)
44 yrs. old                               Officer

CAROLYN F. MEAD                       Vice President         (Since 2007)
50 yrs. old                            and Secretary


-------------
1 Unless otherwise noted, the business address of each Trustee or officer is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2 Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust's Declaration of Trust.

3 Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the Investment Company Act of 1940.

THE ADVISORS' INNER CIRCLE FUND                                          CAMBIAR
                                                                         FUNDS

                                             NUMBER OF
                                            PORTFOLIOS
                                         IN THE ADVISORS'
                                         INNER CIRCLE FUND               OTHER DIRECTORSHIPS
      PRINCIPAL OCCUPATION(S)            OVERSEEN BY BOARD                  HELD BY BOARD
        DURING PAST 5 YEARS               MEMBER/OFFICER                  MEMBER/OFFICER(3)
-----------------------------------    ---------------------    --------------------------------------
Self-Employed Business Consultant,               36             Director, Crown Pacific, Inc. and
Business Project Inc. since 1997.                               Trustee of The Advisors' Inner
CEO and President, United Grocers                               Circle Fund II and Bishop Street
Inc. from 1997 to 2000.                                         Funds.

Retired.                                         36             Director, Federal Agricultural
                                                                Mortgage Corporation. Trustee of
                                                                The Advisors' Inner Circle Fund II
                                                                and Bishop Street Funds.

Managing Director of SEI                        N/A                             N/A
Investments since 2006. Vice
President and Assistant Secretary
of the Administrator from 2004 to
2006. General Counsel of Citco
Mutual Fund Services from 2003 to
2004. Vice President and Associate
Counsel for the Oppenheimer Funds
from 2001 to 2003.

Director, SEI Investments, Fund                 N/A                             N/A
Accounting since July 2005.
Manager, SEI Investments AVP
from April 1995 to February 1998
and November 1998 to July 2005.

Director of Investment Product                  N/A                             N/A
Management and Development at SEI
Investments since February 2003.
Senior Investment Analyst, Equity
team at SEI Investments from
March 2000 to February 2003.

Corporate Counsel of SEI since                  N/A                             N/A
2007; Associate, Stradley, Ronon,
Stevens & Young 2004-2007; Counsel,
ING Variable Annuities, 1999-2002.

THE ADVISORS' INNER CIRCLE FUND                                          CAMBIAR
                                                                         FUNDS
TRUSTEES AND OFFICERS OF THE ADVISORS' INNER CIRCLE FUND (UNAUDITED)

                                                               TERM OF
                                        POSITION(S)          OFFICE AND
         NAME, ADDRESS,                  HELD WITH            LENGTH OF
             AGE(1)                      THE TRUST           TIME SERVED
-------------------------------     -------------------    ---------------
OFFICERS (CONTINUED)

JAMES NDIAYE                          Vice President        (Since 2004)
39 yrs. old                            and Assistant
                                         Secretary

TIMOTHY D. BARTO                      Vice President        (Since 2000)
39 yrs. old                            and Assistant
                                         Secretary

SOFIA ROSALA                          Assistant Vice        (Since 2006)
33 yrs. old                            President and
                                    Assistant Secretary

JOSEPH M. GALLO                        Vice President       (Since 2007)
34 yrs. old                            and Assistant
                                         Secretary

ANDREW S. DECKER                        AML Officer         (Since 2008)
44 yrs. old

-------------
1 The business address of each officer is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

THE ADVISORS' INNER CIRCLE FUND                                          CAMBIAR
                                                                         FUNDS

                                             NUMBER OF
                                            PORTFOLIOS
                                         IN THE ADVISORS'
                                         INNER CIRCLE FUND
      PRINCIPAL OCCUPATION(S)               OVERSEEN BY                  OTHER DIRECTORSHIPS
        DURING PAST 5 YEARS                   OFFICER                      HELD BY OFFICER
-----------------------------------    ---------------------    --------------------------------------
Employed by SEI Investments Company            N/A                              N/A
since 2004. Vice President,
Deutsche Asset Management from
2003-2004. Associate, Morgan, Lewis
& Bockius LLP from 2000-2003.
Counsel, Assistant Vice President,
ING Variable Annuities Group from
1999-2000.

General Counsel, Vice President and            N/A                              N/A
Secretary of SEI Investments Global
Funds Services since 1999;
Associate, Dechert (law firm) from
1997-1999; Associate, Richter,
Miller & Finn (law firm) from
1994-1997.

Vice President and Assistant                   N/A                              N/A
Secretary of SEI Investments
Management Corp. and SEI Global
Funds Services since 2005.
Compliance Officer of SEI
Investments from 2001-2004.
Account and Product Consultant SEI
Private Trust Company, 1998-2001.

Corporate Counsel of SEI since 2007;           N/A                              N/A
Associate Counsel, ICMA Retirement
Corporation 2004- 2007; Federal
Investigator, U.S. Department of
Labor 2002-2004; U.S. Securities
and Exchange Commission - Division
of Investment Management, 2003.

Compliance Officer and Product                 N/A                              N/A
Manager,SEI, 2005-2008. Vice
President, Old Mutual Capital,
2000-2005. Operations Director,
Prudential Investments, 1998-2000.

THE ADVISORS' INNER CIRCLE FUND                                          CAMBIAR
                                                                         FUNDS
DISCLOSURE OF FUND EXPENSES (UNAUDITED)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund's gross income and directly reduce your investment return. These expenses are expressed as a percentage of a mutual fund's average net assets; this percentage is known as a mutual fund's expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Fund's costs in two ways:

- ACTUAL FUND RETURN. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the six month period. The "Expenses Paid During Period" column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the "Ending Account Value" number is derived from deducting that expense cost from the Fund's gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that six month period. Simply divide your actual starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under "Expenses Paid During Period."

- HYPOTHETICAL 5% RETURN. This section helps you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund's comparative cost by comparing the hypothetical result for your Fund in the "Expenses Paid During Period" column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the hypothetical return is set at 5% for comparison purposes -- NOT your Fund's actual return -- the account values shown may not apply to your specific investment.

THE ADVISORS' INNER CIRCLE FUND                                          CAMBIAR
                                                                         FUNDS

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

                                                                  BEGINNING         ENDING
                                                                   ACCOUNT          ACCOUNT       ANNUALIZED     EXPENSES PAID
                                                                    VALUE            VALUE         EXPENSE          DURING
                                                                   11/01/07         4/30/08        RATIOS           PERIOD*
                                                                --------------    -----------    -----------    --------------
Cambiar Opportunity Fund -- Investor Class

Actual Fund Return                                              $     1,000.00    $    938.60           1.20%   $         5.78
Hypothetical 5% Return                                                1,000.00       1,018.90           1.20              6.02

Cambiar Opportunity Fund -- Institutional Class

Actual Fund Return                                              $     1,000.00    $    940.20           0.95%   $         4.58
Hypothetical 5% Return                                                1,000.00       1,020.14           0.95              4.77

Cambiar International Equity Fund

Actual Fund Return                                              $     1,000.00    $    905.70           1.51%   $         7.15
Hypothetical 5% Return                                                1,000.00       1,017.35           1.51              7.57

Cambiar Conquistador Fund

Actual Fund Return                                              $     1,000.00    $    910.00           1.35%   $         6.41
Hypothetical 5% Return                                                1,000.00       1,018.15           1.35              6.77

Cambiar Aggressive Value Fund

Actual Fund Return                                              $     1,000.00    $  1,044.90           1.50%   $         7.63
Hypothetical 5% Return                                                1,000.00       1,017.40           1.50              7.52

* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the period since inception).

THE ADVISORS' INNER CIRCLE FUND                                 CAMBIAR FUNDS

                                                               APRIL 30, 2008

NOTICE TO SHAREHOLDERS (UNAUDITED)

For shareholders that do not have an April 30, 2008 tax year end, this notice is for informational purposes only. For shareholders with an April 30, 2008 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended April 30, 2008, each portfolio is designating the following items with regard to distributions paid during the year.


                                                                                                        QUALIFYING
                                    LONG TERM        ORDINARY                                         FOR CORPORATE
                                  CAPITAL GAIN        INCOME          RETURN OF          TOTAL        DIVIDENDS REC.
                                  DISTRIBUTIONS   DISTRIBUTIONS        CAPITAL       DISTRIBUTIONS    DEDUCTION (1)
                                  -------------   --------------    -------------    -------------    -------------
Cambiar Opportunity............           90.88%            9.12%            0.00%          100.00%          100.00%
Cambiar International Equity...           75.67%           24.33%            0.00%          100.00%            8.70%
Cambiar Conquistador...........            5.17%           94.80%            0.03%          100.00%            5.83%
Cambiar Aggressive Value.......            0.00%          100.00%            0.00%          100.00%            9.17%

                                   QUALIFYING           U.S.          INTEREST        SHORT-TERM          FEDERAL
                                    DIVIDEND         GOVERNMENT        RELATED       CAPITAL GAIN       WITHHOLDING
                                   INCOME (2)       INTEREST (3)    DIVIDENDS (4)     DIVIDEND (5)    PASS THROUGH (6)
                                   ----------       ------------    -------------    -------------    ----------------
Cambiar Opportunity............      100.00%            0.00%            0.00%            0.00%            0.00%
Cambiar International Equity...       75.69%            0.00%            0.00%          100.00%            7.07%
Cambiar Conquistador...........        6.33%            0.00%            0.00%          100.00%            0.00%
Cambiar Aggressive Value.......       11.40%            0.00%            0.00%          100.00%            0.00%

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of "Ordinary Income Distributions."

(2) The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of "Ordinary Income Distributions." It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3) "U.S. Government Interest" represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for residents of California, Connecticut and New York, the statutory threshhold requirements were not satisfied to permit exemption of these amounts from state income.

(4) The percentage in this column represents the amount of "Qualifying Interest Income" as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors. This provision of the IRC will be expiring for years beginning after January 1, 2008.

(5) The percentage in this column represents the amount of "Qualifying Short-Term Capital Gain" as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors. This provision of the IRC will be expiring for years beginning after January 1, 2008.

(6) Foreign Tax Credit Pass Through represents amounts eligible for the foreign tax credit and is reflected as a percentage of "Ordinary Income Distributions." The Cambiar International Fund intends to pass through a foreign tax credit to shareholders. For the fiscal year ended April 30, 2008, the total amount of foreign source income was $899,910. The total amount of foreign taxes paid was $61,345. Your allocable shares of foreign tax credit will be reported on Form 1099 DIV.

                                      NOTES

                                      NOTES

                                      NOTES

                                THE CAMBIAR FUNDS
                                 P.O. Box 219009
                             Kansas City, MO 64121
                                 1-866-777-8227

                               INVESTMENT ADVISER
                             Cambiar Investors, LLC
                             2401 E. Second Avenue
                                    Suite 400
                                Denver, CO 80206

                                   DISTRIBUTOR
                        SEI Investments Distribution Co.
                                 Oaks, PA 19456

                                  ADMINISTRATOR
                      SEI Investments Global Funds Services
                                 Oaks, PA 19456

                                  LEGAL COUNSEL
                          Morgan, Lewis & Bockius, LLP
                          1111 Pennsylvania Ave., N.W.
                              Washington, DC 20004

          This information must be preceded or accompanied by a current prospectus for the Funds described.



CMB-AR-001-0600

ITEM 2.    CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, comptroller or principal accounting officer, and any person who performs a similar function.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant's board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts is George Sullivan and is independent as defined in Form N-CSR Item 3(a)(2).

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

           Fees billed by Ernst & Young LLP ("E&Y") to the Trust

E&Y billed the Funds aggregate fees for services rendered to the Funds for the fiscal year 2008 and for the fiscal year 2007 as follows:

------------------ ----------------------------------------------------- -----------------------------------------------------
                                           2008                                                   2007
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
                   All fees and      All fees and      All other fees    All fees and      All fees and      All other fees
                   services to the   services to       and services to   services to the   services to       and services to
                   Trust that were   service           service           Trust that were   service           service
                   pre-approved      affiliates        affiliates that   pre-approved      affiliates        affiliates that
                                     that were         did not require                     that were         did not require
                                     pre-approved      pre-approval                        pre-approved      pre-approval
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(a)     Audit          $79,040             N/A               N/A             $56,470             N/A               N/A
        Fees(1)

------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(b)     Audit-           N/A               N/A               N/A               N/A               N/A               N/A
        Related
        Fees

------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(c)     Tax Fees        $622               N/A               N/A               N/A               N/A               N/A

------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(d)     All              N/A               N/A               N/A               N/A               N/A               N/A
        Other
        Fees

------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------


Notes:
   (1) Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) Not applicable.

(e)(2) Percentage of fees billed by E&Y applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:


          --------------------------- ---------------- ---------------
                                           2008             2007
          --------------------------- ---------------- ---------------
          Audit-Related Fees                0%               0%

          --------------------------- ---------------- ---------------
          Tax Fees                          0%               0%

          --------------------------- ---------------- ---------------
          All Other Fees                    0%               0%

          --------------------------- ---------------- ---------------

(f)   Not applicable.

(g) The aggregate non-audit fees and services billed by E&Y for fiscal year 2008 and fiscal year 2007 were $622 and $0, respectively.

(h) During the past fiscal year, all non-audit services provided by the Registrant's principal accountant to either Registrant's investment adviser or to any entity controlling, controlled by, or under common control with Registrant's investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant's Board of Trustees. Included in the audit committee's pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant's independence..


ITEM 5.    AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end management investment companies.

ITEM 6.    SCHEDULE OF INVESTMENTS

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end management investment companies.

ITEM 8.    PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to open-end management investment companies.

ITEM 10.   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The trust, effective February 23, 2005, adopted procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees.

ITEM 11.   CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant's disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms. The registrant's fund accountant identified a weakness in its internal controls regarding the accounting for certain investments with respect to recording changes in unrealized appreciation/depreciation related to foreign currency rate changes. This weakness has since been corrected.

(b) There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrants internal control over financial reporting.

ITEMS 12.  EXHIBITS.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

--------------------------------------------------------------------------------


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant)                            The Advisors' Inner Circle Fund


By (Signature and Title)*               /s/ Philip T. Masterson
                                        ----------------------------------
                                        Philip T. Masterson, President

Date:  June 30, 2008


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*               /s/ Philip T. Masterson
                                        ----------------------------------
                                        Philip T. Masterson, President

Date:  June 30, 2008


By (Signature and Title)*               /s/ Michael Lawson
                                        ----------------------------------
                                        Michael Lawson, Controller & CFO

Date:  June 30, 2008


* Print the name and title of each signing officer under his or her signature.